VANGUARD(R)INTERNATIONAL STOCK INDEX FUNDS

ANNUAL REPORT * OCTOBER 31, 2001

STOCK

Vanguard European Stock Index Fund
Vanguard Pacific Stock Index Fund
Vanguard Emerging Markets Stock Index Fund
Vanguard Total International Stock Index Fund
Vanguard Developed Markets Index Fund
Vanguard Institutional Developed Markets Index Fund

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                      1
Fund Profiles                                 9
Glossary of Investment Terms                 14
Performance Summaries                        15
Your Fund's After-Tax Returns                24
Financial Statements                         25

SUMMARY

* The returns of the Vanguard International Stock Index Funds ranged from -17.5% to -24.9% during the ten months ended October 31, 2001.

* This report covers an abbreviated period because the funds' fiscal year-end has changed from December 31 to October 31. The shift does not affect the funds' investment objectives or policies.

* Returns from international stocks, which were poor in local-currency terms, were even lower for U.S. investors because of a rise in the value of the dollar.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

Each of the VANGUARD INTERNATIONAL STOCK INDEX FUNDS recorded a negative return during the ten months ended October 31, 2001--a period marked by deteriorating global economic conditions and the worst terrorist attacks in U.S. history. With stocks declining sharply worldwide, our results ranged from -17.4% for the Institutional Shares of our Emerging Markets Stock Index Fund to -24.9% for the European Stock Index Fund.

     This report covers only ten months because the funds' fiscal year-end changed in 2001 from December 31 to October 31. As we noted in our semiannual report to you four months ago, future reports will cover the six months ended each April 30 and the 12 months ended each October 31.

     The table at left presents each fund's total return for the fiscal period. Several of the funds offer different share classes, whose returns vary because their operating costs differ. Our Institutional Shares are offered for a minimum investment of $10 million, and our Admiral(TM) Shares are offered to shareholders whose sizable or long-tenured accounts bring economies of scale to our operations. (We'll discuss Admiral Shares in more detail later on page 6.)


------------------------------------------------------------------------------
2001 TOTAL RETURNS                                           TEN MONTHS ENDED
                                                                   OCTOBER 31
------------------------------------------------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND
  Investor Shares                                                       -24.9%
  Institutional Shares                                                  -24.9
MSCI Europe Index                                                       -24.9
------------------------------------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND
  Investor Shares                                                       -24.1%
  Institutional Shares                                                  -24.1
MSCI Pacific Free Index                                                 -24.1
------------------------------------------------------------------------------
VANGUARD EMERGING MARKETS STOCK INDEX FUND
  Investor Shares                                                       -17.5%
  Institutional Shares                                                  -17.4
Select Emerging Markets Free Index*                                     -17.5
------------------------------------------------------------------------------
VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND                           -24.0%
Total International Composite Index**                                   -23.9
------------------------------------------------------------------------------
Vanguard Developed Markets Index Fund                                   -24.7%
MSCI EAFE Index                                                         -24.7
------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND                     -24.8%
MSCI EAFE Index                                                         -24.7
------------------------------------------------------------------------------

Admiral Shares (since inception on August 13, 2001)
------------------------------------------------------------------------------
Vanguard European Stock Index Fund                                       -8.5%
Vanguard Pacific Stock Index Fund                                       -11.2
------------------------------------------------------------------------------
* Consists of stocks that can be bought free of restrictions in 13 emerging markets of Europe, Asia, Africa, and Latin America.
**   Consists  of the MSCI EAFE  Index  plus the Select  Emerging  Markets  Free
     Index.


     Each fund's total return is based on the change in its net asset value during the period and on the income dividends it paid. The amounts of these dividends, along with beginning and ending net asset values per share, are presented in a table at the end of this letter.

------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED OCTOBER 31, 2001
                                              --------------------------------

                                                 ONE        THREE         FIVE
                                                YEAR        YEARS        YEARS
------------------------------------------------------------------------------
STOCKS
MSCI EAFE Index (International)               -24.9%        -3.6%         0.6%
Russell 2000 Index (Small-caps)               -12.7          5.6          6.1
Wilshire 5000 Index (Entire market)           -25.6          0.4          8.8
S&P 500 Index (Large-caps)                    -24.9          0.0         10.0
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)    14.6%         7.3%         8.0%
Lehman 10 Year Municipal Bond Index            10.2          5.6          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      4.8          5.0          5.1
==============================================================================
CPI
Consumer Price Index                            2.1%         2.7%         2.3%
------------------------------------------------------------------------------

     If you hold your shares in a taxable account, you may be interested in our report on the funds' after-tax returns. It appears on page 24.

ECONOMIC OVERVIEW

The U.S. economy, which produces half of the world's goods and services, had already weakened markedly before the terrorist attacks of September 11. The economic reports that arrived over the ensuing month and a half indicated that the reaction to the attacks had pushed the economy deeper into recession: Output of goods and services fell, unemployment climbed, and consumer spending--which had been propping up the economy's growth--waned.

     U.S. gross domestic product (GDP), adjusted for inflation, fell at an annual rate of -1.1% during the third quarter of 2001, a period that included the first few weeks after the attacks but did not reflect their full impact. It was the first quarterly decline in GDP in more than eight years. Corporate profits plunged, and many companies responded by laying off employees.

     With U.S. demand for imports down, international economic growth also slowed during the fiscal period. The French economy grew just 0.3% in the second quarter--its slowest pace in two and a half years--as consumers sharply curtailed their spending. The German economy was also weakening; the April-June period marked the fifth consecutive quarter in which the rate of German GDP growth fell. And in Japan, home of the world's second-largest economy, real gross domestic product shrank in the second quarter, suggesting that the country was mired in its fourth recession in a decade.

     Economic growth rates in developing countries, though easing, held up better in the months before September 11 than the growth rates of mature economies. In a report finalized just before the attacks, the International Monetary Fund (IMF) estimated that developing economies were on track to grow by 4.3%, collectively, in 2001, down from 5.8% in 2000. But the IMF noted in late September that slower growth was likely. About a month later, the World Bank said the falloff in international trade could lead to a global recession.

     In light of the worsening economic picture, central banks around the world rapidly reduced interest rates. The Federal Reserve Board led the way, cutting its target for the federal funds rate--the rate at which banks make overnight loans to each other--nine times during the ten-month period and once more on November 6, a few days after the funds' fiscal year-end. In doing so, the Fed reached several milestones: the lowest federal funds rate in four decades (2.00%); the biggest total rate reduction in a calendar year (450 basis points, or 4.50 percentage points); and the highest number of rate cuts in a year (ten), matching the total for 1991.

     Economic policymakers abroad also saw recession, not inflation, as the primary economic threat. The European Central Bank (ECB) and the Bank of Japan each cut rates three times during the ten months ended October 31, while the Bank of England lowered rates six times. The ECB and the Bank of England each reduced rates again in early November, with the British bank's Monetary Policy Committee explaining that "the global slowdown may be somewhat deeper and longer than previously thought."

FINANCIAL MARKETS IN REVIEW

The events of September 11 closed U.S. stock markets for four days, their longest interruption since World War I. When the markets reopened, stocks plunged, with broad indexes coming close to three-year lows on September 21. The picture brightened a bit after that, and by October 31, U.S. stocks had mostly recovered to their pre-attack levels. But the last-minute surge was not enough to offset months of steep declines. The Wilshire 5000 Total Market Index, the broadest gauge of U.S. equities, returned -18.8% during the ten-month period.

     The story was similar in overseas markets. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which measures stock performance in nearly two dozen developed nations, returned -24.7% in U.S. dollars in the ten months. A modest strengthening of the dollar versus the Japanese yen, the British pound, and the euro (the common currency of 12 European countries) accounted for a small portion of this decline. European and Pacific Rim stocks recorded very similar returns, shedding about a quarter of their value in dollars. See the table on page 4 for details about the effects of the strong dollar on international returns during the period.

--------------------------------------------------------------------------------
A modest strengthening of the dollar versus the Japanese yen, the British pound, and the euro accounted for some of the EAFE Index's -24.7% decline.
--------------------------------------------------------------------------------

     The best-performing developed market, the United Kingdom, lost nearly one-fifth of its value in dollars. On October 31, British stocks carried the largest weighting (23%) in the EAFE Index. Japanese stocks, which had almost the same EAFE weighting as British stocks, shed a quarter of their value in dollars. On the heels of September 11, Tokyo's blue-chip Nikkei 225 stock index fell near an 18-year low.

     In both the U.S. market and the developed international markets, value stocks--those with comparatively low prices relative to earnings and other measures--held up slightly better than growth stocks. But both groups generated substantial losses during the ten-month period.


------------------------------------------------------------------------------
2001 TOTAL RETURNS                                            TEN MONTHS ENDED
                                                                    OCTOBER 31
                                   -------------------------------------------
                                    BASED ON                          BASED ON
                                        LOCAL        CURRENCY             U.S.
INDEX/COUNTRY                        CURRENCY          IMPACT          DOLLARS
------------------------------------------------------------------------------
MSCI EUROPE                            -21.9%           -3.0%           -24.9%
United Kingdom                         -15.6            -2.2            -17.8
France                                 -23.6            -3.1            -26.7
Germany                                -27.5            -2.9            -30.4
Switzerland                            -23.7            -0.6            -24.3
Netherlands                            -23.7            -3.1            -26.8
Italy                                  -25.3            -3.1            -28.4
--------------------------------------------------------------------------------
MSCI PACIFIC FREE                      -18.8%           -5.3%           -24.1%
Japan                                  -19.6            -5.4            -25.0
Australia                                3.6            -9.5             -5.9
Hong Kong                              -31.6               --           -31.6
Singapore                              -32.4            -3.3            -35.7
--------------------------------------------------------------------------------
MSCI EAFE                              -21.0%           -3.7%           -24.7%
--------------------------------------------------------------------------------
SELECT EMERGING MARKETS FREE            -3.1%          -14.4%           -17.5%
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL COMPOSITE          -19.2%           -4.7%           -23.9%
--------------------------------------------------------------------------------
Sources: Morgan Stanley Capital International, The Vanguard Group.


     The emerging stock markets, as measured by the Select Emerging Markets Free Index, declined -8.3% in U.S. dollars during the first eight months of 2001--about half as much as the developed international markets. After September 11, however, many investors were looking for safer places for their money. The emerging markets lost about one-sixth of their value in September, while the developed markets lost about one-tenth. For the full fiscal period, the Select Emerging Markets Free Index returned -17.5% in dollars. Much of the loss for U.S.-based investors was due to steep declines in the value of the Brazilian real and the South African rand.

FISCAL 2001 PERFORMANCE OVERVIEW

After the tribulations of the previous fiscal year, when our funds had returns ranging from -27.6% to -8.2%, the 2001 fiscal period brought no relief. Each of the Vanguard International Stock Index Funds declined again during the ten months ended October 31.

     The funds tracked their target indexes with remarkable precision. The returns of our EUROPEAN STOCK, PACIFIC STOCK, EMERGING MARKETS STOCK, and DEVELOPED MARKETS INDEX FUNDS matched those of their indexes, while the TOTAL INTERNATIONAL STOCK INDEX FUND and the INSTITUTIONAL DEVELOPED MARKETS INDEX FUND fell short of their benchmarks by just 0.1 percentage point. Such close tracking is difficult to accomplish, because the unmanaged indexes exist only on paper; they bear neither the operating and advisory expenses nor the transaction costs incurred by the funds.

     While we are proud of our funds' ability to match their target indexes, we know that there is little comfort in it when the indexes decline. We thank you for sticking with your investment during these difficult times.

     Over the long haul, we believe that tracking these market benchmarks will enable our funds to outperform their peers. In this respect, we were quite successful during fiscal 2001. As shown in the adjacent table, five of the six Vanguard funds outpaced the average results of competing mutual funds during the ten-month period. Our advantage ranged from 1.0 percentage point to 1.9 percentage points. The Emerging Markets Stock Index Fund slightly lagged its average competitor.

------------------------------------------------------------------------------
2001 TOTAL RETURNS                                            TEN MONTHS ENDED
                                                                    OCTOBER 31
                                  --------------------------------------------
                                     VANGUARD     MUTUAL FUND
INDEX FUND                               FUND        AVERAGE*       DIFFERENCE
------------------------------------------------------------------------------
European                                -24.9%          -26.8%           +1.9%
Pacific                                 -24.1           -25.1            +1.0
Emerging Markets                        -17.5           -17.3            -0.2
Total International                     -24.0           -25.8            +1.8
Developed Markets                       -24.7           -25.8            +1.1
Institutional
  Developed Markets                     -24.8           -25.8            +1.0
------------------------------------------------------------------------------
* Derived from data provided by Lipper Inc. We compare our results against those of funds in the following Lipper categories: for the European Stock Index Fund, the European region; for the Pacific Stock Index Fund, the Pacific region; for the Emerging Markets Stock Index Fund, the emerging markets; and for the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds, the international markets.

LONG-TERM PERFORMANCE OVERVIEW

We believe investors should take a long-term view of both their investment portfolios and the financial markets. An investor with a lengthy perspective will recognize that periods--sometimes long periods--of declining asset prices will occur from time to time and must be endured by those who would capture the long-term rewards offered by the markets.

     Ten months ago, in our fiscal-2000 report to you, we noted that many investors who had witnessed the stellar performance of U.S. stocks in the 1990s were questioning the wisdom of holding international stocks. We added that, for our part, we still believed that investing a portion of one's equity holdings in international stocks added an important element of diversification--a means of controlling risk in one's portfolio. The past ten months have not shaken our view. Though international stocks have given investors a rocky ride over the past several years, it would be a mistake to assume that their long-term returns will not be competitive with the U.S. market.

     Our funds' long-term records versus their competitors--the vast majority of which are actively managed--are mixed. As shown in the table on page 6, the European and Emerging Markets Stock Index Funds outpaced the average annual results of their peers by 2.3 percentage points and 0.9 percentage point, respectively. The Pacific and Total International Funds trailed their peers, on average, by 3.6 and 1.7 percentage points, respectively. The two Developed Markets Index Funds do not yet have long-term records; they both began operations in the spring of 2000.

     Going forward, we are confident that our low operating costs will help our funds outperform their peers. Our funds carry expense ratios between 0.23% and 0.60% (between $2.30 and $6.00 per $1,000 in assets). Our average peers are saddled with operating costs that consume between 1.69% and 2.18%

--------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED OCTOBER 31, 2001*
                                 -----------------------------------------------
                                    AVERAGE             FINAL VALUE OF A $10,000
                                ANNUAL RETURN              INITIAL INVESTMENT
                            --------------------------  ------------------------
                                      AVERAGE                            AVERAGE
                          VANGUARD  COMPETING   TARGET     VANGUARD    COMPETING
INDEX FUND                    FUND       FUND    INDEX         FUND         FUND
--------------------------------------------------------------------------------
European                       9.8%       7.5%     9.8%    $ 25,449     $ 20,522
Pacific                       -2.6        1.0     -2.7        7,702       11,008
Emerging Markets              -2.3       -3.2     -3.2        8,406        7,819
Total International           -0.7        1.0     -0.9        9,610       10,573
Developed Markets            -21.8      -22.9    -21.6        6,944        6,801
Institutional Developed
  Markets                    -23.1      -24.3    -22.2  6,894,013**  6,742,297**
--------------------------------------------------------------------------------
* Since inception for the Emerging Markets Stock Index Fund (May 4, 1994), the Total International Stock Index Fund (April 29, 1996), the Developed Markets Index Fund (May 8, 2000), and the Institutional Developed Markets Index Fund (June 1, 2000).
**   Final value of a $10 million investment.

of their shareholders' assets each year. The low-turnover nature of our index approach should also prove significant in the long run. This strategy helps us to minimize transaction costs, which are especially high in international markets.

A FEW WORDS ABOUT ADMIRAL SHARES

Vanguard began introducing Admiral Shares in November 2000 and added the new share class to the European and Pacific Stock Index Funds in mid-August. This innovative program recognizes the cost savings that long-tenured and large accounts bring to the administration of mutual funds by passing along these savings to the investors who create them.

     Like other shareholders, all owners of Admiral Shares are proportional owners of their fund's assets--the underlying stocks in which the fund invests. But Admiral shareholders benefit from annual expense ratios that are even lower than those of our Investor Shares. For example, Admiral Shares of the European Stock Index Fund have an expense ratio of 0.25%, compared with 0.30% for the fund's Investor Shares.

     Admiral Shares are available to the owners of both IRAs and nonretirement accounts that meet one of the following criteria:

* The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, Vanguard.com(TM).

* The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.

*    There is a balance of $250,000 or more in the fund account.

IN SUMMARY

The sharp decline in stock prices and the rapid rise in bond prices during the past year led many investors to reconstruct their portfolios. We think this is good news. Investors who identify an imbalance in their investment programs should correct the mistakes of the past. But they should not fool themselves into thinking that they can predict when stocks--let alone certain segments of the stock market--will rise again.

     As ever, we encourage investors to focus on the big picture. Establish a sensible asset-allocation plan--one that reflects your time horizon, financial means, goals, and tolerance for fluctuations in the value of your principal. Choose low-cost investments, which deliver a greater percentage of the markets' returns to you. Then stick with your plan, no matter where the markets appear to be headed.


Sincerely,


JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 16, 2001

--------------------------------------------------------------------------------
FUND STATISTICS
                                    NET ASSET VALUE            TEN MONTHS ENDED
                                        PER SHARE              OCTOBER 31, 2001
                          ----------------------------  ------------------------
                          DECEMBER 31,     OCTOBER 31,  CAPITAL GAINS     INCOME
INDEX FUND                        2000            2001  DISTRIBUTIONS  DIVIDENDS
--------------------------------------------------------------------------------
European                      $  25.99        $  19.50             --    $ 0.010
Pacific                           8.95            6.79             --         --
Emerging Markets                  8.84            7.28             --      0.010
Total International              11.83            8.99             --         --
Developed Markets                 9.07            6.83             --         --
Institutional Developed
  Markets                         9.01            6.78             --         --
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
European                      $  25.99        $  19.52             --    $ 0.012
Pacific                           8.95            6.79             --         --
Emerging Markets                  8.84            7.29             --      0.011
--------------------------------------------------------------------------------

ADMIRAL SHARES (SINCE INCEPTION ON AUGUST 13, 2001)
--------------------------------------------------------------------------------
European                      $  50.00        $  45.77             --         --
Pacific                          50.00           44.40             --         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICES TO SHAREHOLDERS

Shortly after the conclusion of fiscal 2001, the Vanguard International Stock Index Funds began tracking their target indexes using methodologies revised by Morgan Stanley Capital International. Under these methodologies, the indexes cover a larger fraction--85% rather than 60%--of the freely available shares in each industry group within each country. This means that the indexes include more companies--many of them smaller. Also, individual stocks within the indexes are now weighted on the basis of the number of shares that are freely tradable, rather than on their market capitalizations, as had been the practice.

                                     * * *

The Select Emerging Markets Free Index, the benchmark index for Vanguard Emerging Markets Stock Index Fund, has changed its compo-sition. The index, which is administered by Morgan Stanley Capital International, has added securities from China and Taiwan to reflect both the increased levels of liquidity and market capitalization achieved by these markets and an easing of restrictions on foreign investors.

     The Select Emerging Markets Free Index now includes about 480 common stocks located in emerging markets around the world. Because of the index's weighting in South Korea (20% of the index's market capitalization), South Africa (18%), and Taiwan (16%), the fund has a higher degree of country risk than that of more geographically diversified international funds.

     Other countries represented in the index include Argentina, Brazil, China, the Czech Republic, Hungary, Indonesia, Israel, Mexico, the Philippines, Poland, Thailand, and Turkey.

FUND PROFILE                                              AS OF OCTOBER 31, 2001
 FOR EUROPEAN STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index or a broader market index. Key terms are defined on page 14.

-------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                             MSCI
                                FUND       EUROPE
-------------------------------------------------
Number of Stocks                 528          514
Turnover Rate                     3%           --
Expense Ratio
  Investor Shares             0.30%*           --
  Admiral Shares              0.25%*           --
  Institutional Shares        0.20%*           --
Cash Investments                0.0%           --
-------------------------------------------------

------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)

BP PLC                          3.8%
  (oil)
GlaxoSmithKline PLC             3.5
  (pharmaceuticals)
Vodafone Group PLC              3.3
  (cellular telecommunications)
Royal Dutch Petroleum Co.       2.2
  (energy)
Novartis AG (Registered)        2.2
  (pharmaceuticals)
TotalFinaElf SA                 2.2
  (integrated oil)
HSBC Holdings PLC               2.1
  (banking)
Nokia Oyj                       2.0
  (telecommunications)
Nestle SA (Registered)          1.7
  (food, beverage, & tobacco)
AstraZeneca Group PLC           1.6
  (pharmaceuticals)
------------------------------------
Top Ten                        24.6%
------------------------------------

-------------------------------------------------
VOLATILITY MEASURES
                                             MSCI
                                FUND         EAFE
-------------------------------------------------
R-Squared                       0.91         1.00
Beta                            0.98         1.00
-------------------------------------------------

---------------------------------------------------
COUNTRY DIVERSIFICATION
  (% OF COMMON STOCKS)
                                               MSCI
                                    FUND     EUROPE
---------------------------------------------------
United Kingdom                     32.8%      32.8%
France                              15.8       15.8
Germany                             10.9       10.9
Switzerland                         10.0       10.0
Netherlands                          7.7        7.7
Italy                                6.4        6.4
Spain                                4.5        4.5
Sweden                               3.1        3.1
Finland                              2.7        2.7
Belgium                              1.4        1.4
Denmark                              1.4        1.4
Ireland                              1.0        1.0
Portugal                             0.8        0.8
Norway                               0.7        0.7
Greece                               0.5        0.5
Austria                              0.3        0.3
---------------------------------------------------
Total                             100.0%     100.0%
---------------------------------------------------

                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.
*Annualized.

FUND PROFILE                                              AS OF OCTOBER 31, 2001
  FOR PACIFIC STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index or a broader market index. Key terms are defined on page 14.

-------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                             MSCI
                                          PACIFIC
                                FUND         FREE
-------------------------------------------------
Number of Stocks                 394          393
Turnover Rate                     2%           --
Expense Ratio
  Investor Shares             0.37%*           --
  Admiral Shares              0.32%*           --
  Institutional Shares        0.29%*           --
Cash Investments                0.0%           --
-------------------------------------------------

-------------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)

Toyota Motor Corp. 4.6%
  (automotive & transport equipment)
Nippon Telegraph and Telephone Corp.   2.7
 (telecommunications)
Takeda Chemical Industries Ltd.        2.2
  (pharmaceuticals)
Mitsubishi Tokyo Financial Group Inc.  2.2
  (banking)
Hutchison Whampoa Ltd.                 1.8
  (conglomerate)
Sumitomo Mitsui Banking Corp.          1.8
  (banking)
Honda Motor Co., Ltd.                  1.8
  (automotive & transport equipment)
Sony Corp.                             1.8
  (media)
Tokyo Electric Power Co., Inc.         1.7
  (electric utilities)
News Corp. Ltd.                        1.4
  (media)
-------------------------------------------
Top Ten                               22.0%
-------------------------------------------

-------------------------------------------------
VOLATILITY MEASURES
                                             MSCI
                                FUND         EAFE
-------------------------------------------------
R-Squared                       0.71         1.00
Beta                            1.09         1.00
-------------------------------------------------

--------------------------------------------------
COUNTRY DIVERSIFICATION
  (% OF COMMON STOCKS)
                                             MSCI
                                          PACIFIC
                                FUND         FREE
--------------------------------------------------
Japan                           78.2%        78.5%
Australia                       11.7         11.5
Hong Kong                        6.8          6.7
Singapore                        2.9          2.9
New Zealand                      0.4          0.4
--------------------------------------------------
Total                          100.0%       100.0%
--------------------------------------------------
*Annualized.

FUND PROFILE                                              AS OF OCTOBER 31, 2001
  FOR EMERGING MARKETS STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index or a broader market index. Key terms are defined on page 14.

-------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                FUND       INDEX*
-------------------------------------------------
Number of Stocks                 394          387
Turnover Rate                    23%           --
Expense Ratio
  Investor Shares            0.60%**           --
  Institutional Shares       0.45%**           --
Cash Investments                4.7%           --
-------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)

Telefonos de Mexico SA                  5.0%
  (telecommunications)
Samsung Electronics Co., Ltd.            4.8
  (consumer appliances)
Anglo American PLC                       3.9
  (metals & mining)
Petroleo Brasileiro SA                   3.6
  (energy)
SK Telecom Co., Ltd.                     3.4
  (telecommunications)
Wal-Mart de Mexico SA                    2.3
  (retail)
America Movil SA de CV                   2.3
  (telecommunications)
Korea Electric Power Corp.               2.1
  (electric utilities)
Teva Pharmaceutical Industries Ltd.      1.9
  (pharmaceuticals)
Companhia Vale do Rio Doce Pfd. A        1.8
  (metals & mining)
--------------------------------------------
Top Ten                                31.1%
--------------------------------------------

------------------------------------
VOLATILITY MEASURES
                                MSCI
                      FUND      EAFE
------------------------------------
R-Squared             0.68      1.00
Beta                  1.35      1.00
------------------------------------


--------------------------------------------
COUNTRY DIVERSIFICATION
  (% OF COMMON STOCKS)

                      FUND
                                      INDEX*
--------------------------------------------
South Korea          21.7%             20.1%
Mexico               20.0              20.0
South Africa         19.1              19.6
Brazil               15.4              15.8
Israel                7.8               8.1
Thailand              3.1               3.2
Turkey                2.9               3.0
Poland                2.2               2.2
Hungary               1.8               1.8
Argentina             1.7               1.8
Indonesia             1.6               1.7
Philippines           1.4               1.4
Czech Republic        1.3               1.3
--------------------------------------------
Total               100.0%            100.0%
--------------------------------------------


                                                           [PICTURE OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

* Select Emerging Markets Free Index.
**Annualized.

FUND PROFILE                                              AS OF OCTOBER 31, 2001
  FOR TOTAL INTERNATIONAL STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 14.

--------------------------------------------
PORTFOLIO CHARACTERISTICS

Expense Ratio                             0%
Average Weighted Expense Ratio*        0.35%
--------------------------------------------

--------------------------------------------
VOLATILITY MEASURES
                                        MSCI
                      FUND              EAFE
--------------------------------------------
R-Squared             0.99              1.00
Beta                  1.05              1.00
--------------------------------------------

-----------------------------------------------------------
ALLOCATION TO UNDERLYING VANGUARD FUNDS


European Stock Index Fund Investor Shares             64.1%
Pacific Stock Index Fund Investor Shares              25.7
Emerging Markets Stock Index Fund Investor Shares     10.2
-----------------------------------------------------------
Total                                                100.0%
-----------------------------------------------------------
* For underlying funds; annualized.

FUND PROFILE                                              AS OF OCTOBER 31, 2001
  FOR DEVELOPED MARKETS INDEX FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 14.

--------------------------------------------
PORTFOLIO CHARACTERISTICS

Expense Ratio                             0%
Average Weighted Expense Ratio*        0.32%
--------------------------------------------

-------------------------------------------------
ALLOCATION TO UNDERLYING VANGUARD FUNDS

European Stock Index Fund Investor Shares   71.3%
Pacific Stock Index Fund Investor Shares    28.7
-------------------------------------------------
Total                                      100.0%
-------------------------------------------------


FUND PROFILE                                              AS OF OCTOBER 31, 2001
  FOR INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 14.

---------------------------------------
PORTFOLIO CHARACTERISTICS

Expense Ratio                        0%
Average Weighted Expense Ratio*   0.23%
---------------------------------------

-----------------------------------------------------------
ALLOCATION TO UNDERLYING VANGUARD FUNDS

European Stock Index Fund Institutional Shares        71.3%
Pacific Stock Index Fund Institutional Shares         28.7
-----------------------------------------------------------
Total                                                100.0%
-----------------------------------------------------------

                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*For underlying funds; annualized.

GLOSSARY OF INVESTMENT TERMS

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY                                      AS OF OCTOBER 31, 2001
 FOR EUROPEAN STOCK INDEX FUND

In the performance summary below and on the following page, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

     Note that, except for the final table on the next page, average annual returns are based on the fund's new fiscal year-end.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE OCTOBER 31, 1991-OCTOBER 31, 2001


         EUPORPEAN STOCK           AVERAGE
              INDEX FUND         EUPORPEAN        MSCI EUROPE        MSCI EAFE
        INVESTOR SHARES*     REGION FUND**              INDEX            INDEX

199110             10000             10000              10000            10000
199201             10498             10329              10547             9812
199204             10762             10401              10819             8877
199207             10847             10168              10851             8792
199210              9938              9202               9934             8678
199301             10140              9440              10184             8804
199304             10976             10117              11085            10797
199307             11042             10254              11094            11232
199310             12433             11453              12545            11929
199401             13710             12528              13881            12659
199404             13447             12450              13565            12593
199407             13425             12189              13540            12820
199410             13800             12498              14018            13133
199501             13259             11755              13462            12097
199504             14643             12892              14884            13296
199507             15993             13869              16150            13711
199510             15732             13665              15919            13084
199601             16404             14090              16649            14048
199604             17021             15205              17279            14813
199607             17242             15025              17383            14195
199610             18500             15992              18700            14454
199701             19813             17324              20083            14317
199704             20650             17810              20901            14681
199707             23794             19489              23956            16766
199710             23400             19251              23559            15123
199801             25608             20652              25828            15790
199804             30137             24797              30409            17458
199807             31838             25573              31984            17682
199810             28828             22225              28992            16582
199901             31436             24667              31664            18066
199904             31950             24747              32127            19116
199907             31336             24251              31389            19398
199910             32551             24607              32621            20402
200001             34283             29250              34304            21543
200004             35380             31006              35333            21772
200007             35367             30631              35224            21145
200010             33032             27691              32928            19811
200101             33903             28448              33851            19736
200104             30644             25586              30607            18223
200107             28151             23313              28083            16554
200110             25449             20522              25405            14872
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED OCTOBER 31, 2001
                                  ---------------------------------  FINAL VALUE
                                       ONE        FIVE       TEN    OF A $10,000
                                      YEAR       YEARS     YEARS      INVESTMENT
--------------------------------------------------------------------------------
European Stock Index Fund
  Investor Shares*                 -22.96%       6.59%     9.79%       $  25,449
Average European Region Fund**     -25.89        5.11      7.45           20,522
MSCI Europe Index                  -22.85        6.32    9.77             25,405
MSCI EAFE Index                    -24.93        0.57    4.05             14,872
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                                     TOTAL RETURNS OF A $250,000
                                 AUGUST 13, 2001+-OCTOBER 31, 2001    INVESTMENT
--------------------------------------------------------------------------------
European Stock Index Fund Admiral Shares                  -8.46%       $ 228,850
MSCI Europe Index                                         -8.39          229,016
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED OCTOBER 31, 2001
                                --------------------------------- FINAL VALUE OF
                                       ONE           SINCE         A $10,000,000
                                      YEAR      INCEPTION+            INVESTMENT
--------------------------------------------------------------------------------
European Stock Index Fund
  Institutional Shares             -22.86%         -19.39%           $ 7,297,663
MSCI Europe Index                  -22.85          -18.93              7,358,481
--------------------------------------------------------------------------------
* Performance figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
** Derived from data provided by Lipper Inc.
+Inception dates are August 13, 2001, for the Admiral Shares and May 15, 2000, for the Institutional Shares.

PERFORMANCE SUMMARY
  (CONTINUED)

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) OCTOBER 31, 1991-OCTOBER 31, 2001

             EUPORPEAN STOCK
                  INDEX FUND            MSCI EUROPE
            INVESTOR SHARES*                  INDEX

1992                    -0.6                   -0.7
1993                    25.1                   26.3
1994                    11.0                   11.7
1995                    14.0                   13.6
1996                    17.6                   17.5
1997                    26.5                   26.0
1998                    23.2                   23.1
1999                    12.9                   12.5
2000                     1.5                    0.9
2001                   -23.0                  -22.8
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                           ONE     FIVE   ----------------------
                        INCEPTION DATE    YEAR    YEARS   CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
European Stock Index Fund
  Investor Shares*          6/18/1990  -25.86%    6.39%     6.97%   2.25%  9.22%
European Stock Index Fund
  Admiral Shares            8/13/2001 -11.26**       --        --      --     --
European Stock Index Fund
  Institutional Shares      5/15/2000   -25.80 -22.24**        --      --     --
--------------------------------------------------------------------------------
* Performance figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
** Returns are since inception.
Note: See Financial Highlights tables on pages 54 and 55 for dividend and capital gains information for the past five years, or since inception.

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2001
 FOR PACIFIC STOCK INDEX FUND

In the performance summary below and on the following page, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

     Note that, except for the final table on the next page, average annual returns are based on the fund's new fiscal year-end.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE OCTOBER 31, 1991-OCTOBER 31, 2001


          PACIFIC STOCK
             INDEX FUND   AVERAGE PACIFIC       MSCI PACIFIC        MSCI EAFE
       INVESTOR SHARES*     REGION FUND**         FREE INDEX            INDEX


199110            10000             10000              10000            10000
199201             9257              9867               9260             9812
199204             7457              9632               7425             8877
199207             7293              9719               7269             8792
199210             7825             10247               7777             8678
199301             7863              9854               7832             8804
199304            10690             11750              10685            10797
199307            11451             12278              11458            11232
199310            11660             14782              11633            11929
199401            11893             15998              11911            12659
199404            12062             14821              12042            12593
199407            12483             15389              12464            12820
199410            12673             16173              12685            13133
199501            11337             12904              11290            12097
199504            12384             13811              12367            13296
199507            12203             15012              12200            13711
199510            11273             14569              11284            13084
199601            12449             14907              12457            14048
199604            13333             15846              13321            14813
199607            12200             15423              12161            14195
199610            11726             15064              11665            14454
199701            10477             13869              10443            14317
199704            10521             13899              10457            14681
199707            11979             16450              11905            16766
199710             9411             12791               9351            15123
199801             8951             11424               8901            15790
199804             8577             11336               8530            17458
199807             7828             10780               7796            17682
199810             8092             10461               8053            16582
199901             8760             11218               8719            18066
199904            10314             13748              10264            19116
199907            11347             17064              11299            19398
199910            12246             18825              12142            20402
200001            12999             21525              12920            21543
200004            12697             20118              12574            21772
200007            11635             18141              11542            21145
200010            10963             16257              10866            19811
200101            10118             14990              10045            19736
200104            10062             13855               9760            18223
200107             8712             12588               8657            16554
200110             7702             11008               7644            14872
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED OCTOBER 31, 2001
                                  --------------------------------   FINAL VALUE
                                       ONE        FIVE       TEN    OF A $10,000
                                      YEAR       YEARS     YEARS      INVESTMENT
--------------------------------------------------------------------------------
Pacific Stock Index Fund
  Investor Shares*                 -29.75%      -8.06%    -2.58%       $   7,702
Average Pacific Region Fund**      -32.29       -6.08      0.96           11,008
MSCI Pacific Free Index            -29.65       -8.11     -2.65            7,644
MSCI EAFE Index                    -24.93        0.57      4.05           14,872
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                                   TOTAL RETURNS   OF A $250,000
                               AUGUST 13, 2001+-OCTOBER 31, 2001      INVESTMENT
--------------------------------------------------------------------------------
Pacific Stock Index Fund
  Admiral Shares                                         -11.20%       $ 222,000
MSCI Pacific Free Index                                  -11.28          221,810
--------------------------------------------------------------------------------

                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED OCTOBER 31, 2001
                             ---------------------------------  FINAL VALUE OF A
                                       ONE            SINCE          $10,000,000
                                      YEAR        INCEPTION+          INVESTMENT
--------------------------------------------------------------------------------
Pacific Stock Index Fund
  Institutional Shares             -29.77%           -27.85%        $  6,206,653
MSCI Pacific Free Index            -29.65            -27.56            6,243,292
--------------------------------------------------------------------------------
* Performance figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
 +Inception dates are August 13, 2001, for the Admiral Shares and May 15, 2000, for the Institutional Shares.

PERFORMANCE SUMMARY
 (CONTINUED)

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) OCTOBER 31, 1991-OCTOBER 31, 2001


                PACIFIC STOCK
                   INDEX FUND            MSCI PACIFIC
             INVESTOR SHARES*              FREE INDEX

1992                    -21.8                   -22.2
1993                     49.0                    49.6
1994                      8.7                     9.0
1995                    -11.0                   -11.0
1996                      4.0                     3.4
1997                    -19.7                   -19.8
1998                    -14.0                   -13.9
1999                     51.3                    50.8
2000                    -10.5                   -10.5
2001                    -29.7                   -29.7
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange
Commission rules require that we provide this information.

                                                                       TEN YEARS
                                             ONE        FIVE -----------------------------
                            INCEPTION       YEAR       YEARS   CAPITAL    INCOME     TOTAL
                                 DATE
------------------------------------------------------------------------------------------
Pacific Stock Index Fund
 Investor Shares*           6/18/1990    -34.55%      -9.12%    -3.12%     0.84%    -2.28%
Pacific Stock Index Fund
 Admiral Shares             8/13/2001   -12.14**          --        --        --        --
Pacific Stock Index Fund
 Institutional Shares       5/15/2000     -34.50    -29.82**        --        --        --
------------------------------------------------------------------------------------------
* Performance figures do not  reflect  the $10 annual  account  maintenance  fee applied on balances under $10,000.
**Returns are since inception.
Note:  See  Financial  Highlights  tables  on  pages  56  and  57  for  dividend information for the past five years, or since inception.

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2001
  FOR EMERGING MARKETS STOCK INDEX FUND

In the performance summary below and on the following page, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

     Note that, except for the final table on the next page, average annual returns are based on the fund's new fiscal year-end.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE MAY 4, 1994-OCTOBER 31, 2001

          EMERGING MARKETS                       SELECT EMERGING
          STOCK INDEX FUND  AVERAGE EMERGING        MARKETS FREE       MSCI EAFE
         INVESTOR SHARES**     MARKETS FUND+             INDEX++           INDEX

5/4/1994             10000             10000               10000           10000
  199407             11410             11174               10942           11324
  199410             12670             12325               12030           11601
  199501              9809              9783                9260           10686
  199504             10254             10085                9688           11745
  199507             11294             10471               10702           12112
  199510             10567              9985                9971           11558
  199601             12172             11293               11434           12409
  199604             12501             11741               11740           13085
  199607             11823             10636               11014           12539
  199610             12285             10894               11454           12768
  199701             13446             12468               12571           12647
  199704             13196             12827               12347           12969
  199707             14550             13871               13588           14810
  199710             10645             11240                9967           13359
  199801              9786             10493                9196           13948
  199804             11225             12034               10529           15422
  199807              9061              9508                8505           15620
  199810              8453              7662                7884           14648
  199901              8457              8128                7893           15958
  199904             11144             10064               10309           16886
  199907             11133             10465               10330           17135
  199910             11386             10402               10552           18022
  200001             13387             14055               12456           19030
  200004             12710             13067               11845           19232
  200007             12124             11803               11206           18679
  200010             10670             10113                9882           17500
  200101             11395             10999               10547           17433
  200104             10185              9692                9453           16097
  200107              9434              8740                8754           14623
  200110              8322              7819                7810           13137
--------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED OCTOBER 31, 2001
                               ----------------------------------    FINAL VALUE
                                    ONE      FIVE         SINCE     OF A $10,000
                                   YEAR     YEARS     INCEPTION*      INVESTMENT
--------------------------------------------------------------------------------
Emerging Markets Stock Index
 Fund Investor Shares**         -22.00%    -7.49%         -2.42%      $    8,322
Average Emerging Markets Fund+  -22.68     -6.42          -3.23            7,819
Select Emerging Markets Free
 Index++                        -20.96     -7.37          -3.24            7,810
MSCI EAFE Index                 -24.93      0.57           3.71           13,137
--------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED OCTOBER 31, 2001
                                --------------------------------  FINAL VALUE OF
                                       ONE                SINCE    A $10,000,000
                                      YEAR            INCEPTION*      INVESTMENT
--------------------------------------------------------------------------------
Emerging Markets Stock Index
  Fund Institutional Shares**      -21.91%               -26.09%     $ 6,633,484
Select Emerging Markets Free
  IndexYY                          -20.96                -25.59        6,695,001
--------------------------------------------------------------------------------
 *Inception dates are May 4, 1994, for the Investor Shares and June 22, 2000,
  for the Institutional Shares.
**Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions. For the Emerging Markets Stock Index Fund Investor Shares, the figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000; for the Emerging Markets Stock Index Fund Institutional Shares, this fee does not apply.
 +Derived from data provided by Lipper Inc.
++Consists of stocks that can be bought free of restrictions in 13 emerging markets of Europe, Asia, Africa, and Latin America.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) MAY 4, 1994-OCTOBER 31, 2001


          EMERGING MARKETS       SELECT EMERGING
          STOCK INDEX FUND          MARKETS FREE
         INVESTOR SHARES**               INDEX++


1994                  26.7                  20.3
1995                 -16.6                 -17.1
1996                  16.3                  14.9
1997                 -13.4                 -13.0
1998                 -20.6                 -20.9
1999                  34.7                  33.8
2000                  -6.3                  -6.3
2001                 -21.2                 -21.0
--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended September 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

----------------------------------------------------------------------------------------------------
                                                                              SINCE INCEPTION
                                                       ONE       FIVE  -----------------------------
                                  INCEPTION DATE      YEAR      YEARS    CAPITAL    INCOME     TOTAL
----------------------------------------------------------------------------------------------------
Emerging Markets Stock Index Fund
  Investor Shares                       5/4/1994   -31.71%     -8.76%     -4.97%     1.82%    -3.15%
  Fee-Adjusted Returns**                           -32.39      -8.94      -5.10      1.82     -3.28
Emerging Markets Stock Index Fund
  Institutional Shares                 6/22/2000   -31.62    -30.56+         --        --        --
  Fee-Adjusted Returns**                           -32.30    -31.11+         --        --        --
----------------------------------------------------------------------------------------------------

* Consists of stocks that can be bought free of restrictions in 13 emerging markets of Europe, Asia, Africa, and Latin America.
**Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions. For the Emerging Markets Stock Index Fund Investor Shares, the figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000; for the Emerging Markets Stock Index Fund Institutional Shares, this fee does not apply.
+Returns are since inception.
Note: See Financial Highlights tables on pages 57 and 58 for dividend information for the past five years, or since inception.

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2001
  FOR TOTAL INTERNATIONAL STOCK INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

     Note that, except for the final table on this page, average annual returns are based on the fund's new fiscal year-end.

-----------------------------------------------------------------------------
CUMULATIVE PERFORMANCE APRIL 29, 1996-OCTOBER 31, 2001

                    TOTAL                            TOTAL
            INTERNATIONAL          AVERAGE   INTERNATIONAL
              STOCK INDEX    INTERNATIONAL       COMPOSITE          MSCI EAFE
                    FUND*           FUND**          INDEX+              INDEX

4/29/1996           10000            10000           10000              10000
   199604            9990             9990            9990               9990
   199607            9610             9653            9590               9573
   199610            9795             9898            9780               9748
   199701            9817            10317            9818               9656
   199704           10006            10506           10007               9901
   199707           11414            11961           11400              11307
   199710           10006            10889            9999              10200
   199801           10281            11133           10282              10650
   199804           11403            12645           11423              11774
   199807           11322            12743           11355              11926
   199810           10604            11310           10638              11184
   199901           11462            12355           11491              12184
   199904           12370            13017           12392              12892
   199907           12545            13477           12574              13083
   199910           13164            13989           13186              13759
   200001           14053            15928           13883              14530
   200004           14145            15936           13965              14683
   200007           13714            15533           13561              14261
   200010           12759            14363           12606              13361
   200101           12784            14268           12638              13310
   200104           11833            12987           11630              12290
   200107           10711            11834           10590              11165
   200110            9610            10573            9506              10030
-----------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED OCTOBER 31, 2001
                                   -------------------------------   FINAL VALUE
                                      ONE     FIVE        SINCE    OF A $10,000
                                     YEAR    YEARS    INCEPTION      INVESTMENT
--------------------------------------------------------------------------------
Total International Stock
  Index Fund*                        -24.68%     -0.38%       -0.72%     $ 9,610
Average International
  Fund**                             -26.39       1.33         1.02       10,573
Total International Composite
  Index+                             -24.59      -0.57        -0.92        9,506
MSCI EAFE Index                      -24.93       0.57         0.05       10,030
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) APRIL 29, 1996-OCTOBER 31, 2001

                     TOTAL                        TOTAL
             INTERNATIONAL                INTERNATIONAL
               STOCK INDEX                    COMPOSITE
                     FUND*                       INDEX+

1996                  -2.0                         -2.2
1997                   2.1                          2.2
1998                   6.0                          6.4
1999                  24.1                         23.5
2000                  -3.1                         -4.4
2001                 -24.7                        -24.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                            ONE    FIVE      SINCE INCEPTION
                        INCEPTION DATE     YEAR   YEARS   CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Total International
  Stock Index Fund*          4/29/1996  -29.00%  -1.18%    -2.75%   1.50% -1.25%
--------------------------------------------------------------------------------
* Performance figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
+Consists of the MSCI EAFE Index plus the Select Emerging Markets Free Index.
Note: See Financial Highlights table on page 58 for dividend and capital gains information for the past five years.

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2001
  FOR DEVELOPED MARKETS INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. Note that, except for the final table on this page, average annual returns are based on the fund's new fiscal year-end.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE MAY 8, 2000-OCTOBER 31, 2001

                  DEVELOPED            AVERAGE
              MARKETS INDEX      INTERNATIONAL         MSCI EAFE
                      FUND*             FUND**             INDEX

5/8/2000              10000              10000             10000
  200007               9890              10017              9876
  200010               9270               9265              9253
  200101               9211               9180              9217
  200104               8561               8338              8511
  200107               7727               7615              7732
  200110               6944               6801              6978
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED OCTOBER 31, 2001
                                --------------------------------     FINAL VALUE
                                     ONE              SINCE         OF A $10,000
                                    YEAR          INCEPTION           INVESTMENT
--------------------------------------------------------------------------------
Developed Markets Index Fund*    -25.09%            -21.83%              $ 6,944
Average International Fund**     -26.39             -22.93                 6,801
MSCI EAFE Index                  -24.93             -21.58                 6,978
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) MAY 8, 2000-OCTOBER 31, 2001

                  DEVELOPED
              MARKETS INDEX          MSCI EAFE
                      FUND*              INDEX

2000                   -7.3               -7.5
2001                  -25.1              -24.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                           SINCE INCEPTION
                                            ONE      ---------------------------
                        INCEPTION DATE     YEAR        CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Developed Markets Index
  Fund*                       5/8/2000  -28.72%        -25.27%    0.89%  -24.38%
--------------------------------------------------------------------------------
* Performance figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
** Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 59 for dividend information since inception.

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2001
 FOR INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

Note that, except for the final table on this page, average annual returns are based on the fund's new fiscal year-end.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 1, 2000-OCTOBER 31, 2001


                   INSITUTIONAL              AVERAGE
              DEVELOPED MARKETS        INTERNATIONAL        MSCI EAFE
                     INDEX FUND                FUND*            INDEX

6/1/00                 10000000             10000000         10000000
200007                  9830000              9913631          9972905
200010                  9200000              9170025          9343603
200101                  9161513              9085585          9308062
200104                  8500583              8253048          8594749
200107                  7676962              7537197          7807635
200110                  6894013              6742297          7014169
--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED OCTOBER 31, 2001
                               -------------------------------  FINAL VALUE OF A
                                       ONE             SINCE       $10,000,000
                                      YEAR         INCEPTION        INVESTMENT
--------------------------------------------------------------------------------
Institutional Developed Markets
  Index Fund                       -25.07%           -23.12%        $  6,894,013
Average International Fund*        -26.39            -24.32            6,742,297
MSCI EAFE Index                    -24.93            -22.17            7,014,169
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JUNE 1, 2000-OCTOBER 31, 2001

                   INSITUTIONAL
              DEVELOPED MARKETS              MSCI EAFE
                     INDEX FUND                  INDEX

2000                       -8.0                   -6.6
2001                      -25.1                  -24.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                         SINCE INCEPTION
                                            ONE   ------------------------------
                        INCEPTION DATE     YEAR        CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Institutional Developed
  Markets Index Fund          6/1/2000  -28.73%        -26.75%    0.92%  -25.83%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 59 for dividend information since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED OCTOBER 31, 2001
                                            ONE YEAR     FIVE YEARS    TEN YEARS
                                          --------------------------------------

EUROPEAN STOCK INDEX FUND INVESTOR SHARES
  Returns Before Taxes                       -22.96%          6.59%        9.79%
  Returns After Taxes on Distributions       -23.40           5.85         9.06
  Returns After Taxes on Distributions
   and Sale of Fund Shares                   -13.82           5.17         8.05
--------------------------------------------------------------------------------
PACIFIC STOCK INDEX FUND INVESTOR SHARES
  Returns Before Taxes                       -29.75%         -8.06%       -2.58%
  Returns After Taxes on Distributions       -30.08          -8.36        -2.89
  Returns After Taxes on Distributions
   and Sale of Fund Shares                   -17.99          -6.27        -2.06
--------------------------------------------------------------------------------


                                                                           SINCE
                                            ONE YEAR     FIVE YEARS   INCEPTION*
                                           -------------------------------------

EMERGING MARKETS STOCK INDEX
 Fund Investor Shares**
  Returns Before Taxes                       -22.00%         -7.49%       -2.42%
  Returns After Taxes on Distributions       -22.68          -8.24        -3.06
  Returns After Taxes on Distributions
    and Sale of Fund Shares                  -13.24          -6.01        -2.09
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL STOCK INDEX FUND
  Returns Before Taxes                       -24.68%         -0.38%       -0.72%
  Returns After Taxes on Distributions        -25.21         -1.08        -1.36
  Returns After Taxes on Distributions
    and Sale of Fund Shares                  -14.94          -0.58        -0.82
--------------------------------------------------------------------------------
DEVELOPED MARKETS INDEX FUND
  Returns Before Taxes                       -25.09%       -21.83%*           --
  Returns After Taxes on Distributions       -25.58        -22.18*            --
  Returns After Taxes on Distributions
    and Sale of Fund Shares                  -15.19        -17.35*            --
--------------------------------------------------------------------------------
INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
  Returns Before Taxes                       -25.07%       -23.12%*           --
  Returns After Taxes on Distributions       -25.56        -23.47*            --
  Returns After Taxes on Distributions
    and Sale of Fund Shares                  -15.18        -18.39*            --
--------------------------------------------------------------------------------

* Inception dates are May 4, 1994, for the Emerging Markets Stock Index Fund; April 29, 1996, for the Total International Stock Index Fund; May 8, 2000, for the Developed Markets Index Fund; and June 1, 2000, for the Institutional Developed Markets Index Fund.
**Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions.

FINANCIAL STATEMENTS
  OCTOBER 31, 2001
STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EUROPEAN STOCK INDEX FUND                           SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.4%)(1)
--------------------------------------------------------------------------------
AUSTRIA (0.3%)
  OMV AG                                     $      26,621        $       2,014
  Oesterreichische
    Elektrizitaetswirtschafts AG Class A            29,675                1,992
* Telekom Austria AG                               197,977                1,525
  Erste Bank der
    Oesterreichischen Sparkassen AG                 25,750                1,136
  Wienerberger AG                                   73,947                1,092
  EA-Generali AG                                     7,307                1,013
  Mayr-Melnhof Karton AG                            14,730                  736
  Flughafen Wien AG                                 21,885                  516
  Oesterreichische Brau-Beteiligungs AG             12,757                  482
  BWT Best Water Technology AG                      15,588                  366
  VA Technologies AG                                19,240                  363
  Boehler-Uddeholm AG                                5,627                  217
  RHI AG                                            28,795                  156
  Lenzing AG                                         1,824                  136
  Austrian Airlines AG                              14,751                   86
                                                                  -------------
                                                                  $      11,830
                                                                  -------------
BELGIUM (1.4%)
  Fortis AG B Shares                               713,813               16,844
  Electrabel SA                                     52,869               11,071
  Kredietbank NPV                                  292,808                8,044
  Groupe Bruxelles Lambert SA                      122,165                6,052
  UCB SA                                           142,368                5,427
  Solvay SA                                         83,786                4,509
  Interbrew                                        166,942                4,336
  Delhaize-Le Lion SA                               77,036                4,232
  Colruyt NV                                        38,709                1,656
  Agfa Gevaert NV                                  137,510                1,393
  Umicore                                           26,044                  981
  D'Ieteren SA                                       6,251                  712
  Barco NV                                          14,039                  412
  Compagnie Maritime Belge SA                        9,297                  331
  Bekaert NV                                        10,696                  323
  Glaverbel SA                                       3,436                  281
                                                                  -------------
                                                                  $      66,604
                                                                  -------------
DENMARK (1.4%)
  Novo Nordisk A/S B Shares                        366,490               14,872
  Danske Bank A/S                                  749,040               11,098
  TDC A/S                                          211,445                7,263
  D/S 1912 B Shares                                  1,050                7,175
  D/S Svendborg B Shares                               725                6,498
  Vestas Wind Systems A/S                          102,850                3,234
  Group 4 Falck A/S                                 20,494                2,429
  Danisco A/S                                       59,457                2,200
* ISS A/S                                           41,213                1,944
* William Demant A/S                                74,165                1,938
  Carlsberg A/S B Shares                            42,561                1,812
  Novozymes A/S                                     76,434                1,544
* Topdanmark A/S                                    32,239                  733
  Carlsberg A/S A Shares                            18,152                  696
* Navision A/S                                      28,776                  557
  NKT Holding A/S                                   29,320                  408

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EUROPEAN STOCK INDEX FUND                           SHARES                 (000)
--------------------------------------------------------------------------------
  Bang & Olufsen A/S B Shares                $      17,387        $         314
* East Asiatic Co. A/S                              10,294                  234
  FLS Industries A/S B Shares                       22,450                  200
                                                                  -------------
                                                                  $      65,149
                                                                  -------------
FINLAND (2.7%)

  Nokia Oyj                                      4,577,162               95,765
  UPM-Kymmene Oyj                                  240,852                7,831
  Sonera Oyj                                       729,904                4,155
  Sampo Oyj A Shares                               330,788                2,979
  TietoEnator Oyj B Shares                          82,150                1,842
  Kone Oyj B Shares                                 20,171                1,381
  Metso Oyj                                        136,557                1,334
  Fortum Oyj                                       261,012                1,234
  Hartwall Oyj ABP                                  65,971                1,209
  Instrumentarium Oyj                               24,973                  911
  Kesko Oyj                                        100,738                  839
  Metra Oyj B Shares                                43,840                  790
  Uponor Oyj                                        46,755                  682
  Amer Group Ltd.                                   27,206                  674
  Orion-Yhtyma Oyj A Shares                         37,442                  627
  Pohjola Group Insurance Corp. B Shares           32,524                   601
  Orion-Yhtyma Oyj B Shares                         32,319                  550
  Outokumpu Oyj A Shares                            57,929                  470
  Kemira Oyj                                        62,366                  456
  Finnlines Oyj                                     22,979                  414
  Stockmann AB Oyj A Shares                         38,676                  355
  Stockmann AB Oyj B Shares                         26,078                  238
  Wartsila Oyj A Shares                             12,644                  224
  Rautaruuki Oyj                                    65,465                  221
  Pohjola Group Insurance Corp. A Shares            10,969                  196
  Raisio Group PLC                                 152,111                  134
* Stonesoft Oyj                                     27,736                   65
                                                                  -------------
                                                                  $     126,177
                                                                  -------------
FRANCE (15.7%)

  TotalFinaElf SA                                  719,190              101,049
  Aventis SA                                       763,070               56,184
  Sanofi-Synthelabo SA                             710,731               46,890
  L'Oreal SA                                       656,426               45,347
  France Telecom SA                                995,885               37,197
  Vivendi Universal SA                             781,919               36,550
  AXA                                            1,665,647               36,455
  BNP Paribas                                      430,601               35,835
  Carrefour SA                                     691,119               35,387
  Suez SA                                          987,990               31,082
  STMicroelectronics NV                            862,203               24,384
  Societe Generale Class A                         416,558               20,841
  Alcatel SA                                     1,182,046               17,854
  Groupe Danone                                    145,178               16,802
  LVMH Louis Vuitton Moet Hennessy                 475,520               16,776
  Pinault-Printemps-Redoute SA                     115,881               13,349
  Vivendi Universal SA ADR                         272,160               12,691
  L'Air Liquide SA (Registered)                     88,714               11,969
  Cie. de St. Gobain SA                             84,330               11,735
* Lafarge SA                                       126,865               11,278
  PSA Peugeot Citroen                              275,360               11,198
  Bouygues SA                                      324,123                9,925
  Sodexho Alliance SA                              154,757                7,290
  Cap Gemini SA                                    121,404                6,834
  Etablissements
  Economiques du Casino Guichard-Perrachon SA       90,595                6,785
  Schneider Electric SA                            164,052                6,572
  Thales Ex Thomson CSF                            165,440                6,364
  Accor SA                                         195,162                6,129
  Vinci SA                                          79,588                4,803
  Lagardere SCA                                    135,341                4,776
  Dassault Systemes SA                             112,709                4,503
  Compagnie Generale des
  Etablissements Michelin SA B Shares              134,479                4,158
  Pernod Ricard SA                                  56,429                3,952
  Pechiney SA A Shares                              81,617                3,749
  Publicis Groupe SA                               138,331                3,065
  Valeo SA                                          82,979                2,840
  Essilor International SA                          99,670                2,791
  Usinor Sacilor SA                                255,513                2,693
  Unibail (Union du Credit-Bail Immobilier)         46,764                2,424
  Eurazeo                                           41,115                2,109
  Simco SA                                          28,323                1,963
  Gecina SA                                         22,977                1,755
  Sagem SA                                          34,562                1,611
  Technip-Coflexip SA                               14,124                1,598
  Societe BIC SA                                    51,380                1,578
  Etablissements
  Economiques du Casino
    Guichard-Perrachon SA Pfd.                      17,867                  937
  Imerys SA                                          7,560                  672
  Club Mediterranee SA                              19,701                  621
  Zodiac SA                                          2,464                  391
  Groupe SEB SA                                      7,132                  360
  Alcatel Optronics                                 19,743                  156
                                                                  -------------
                                                                  $     734,257
                                                                  -------------
GERMANY (10.8%)
  Allianz AG                                       231,678               54,628
  Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)                  171,836                45,424
  Deutsche Telekom AG                            2,855,964               44,217
  Siemens AG                                       863,792               41,879
  E.On AG                                          741,632               38,675
  Deutsche Bank AG                                 605,438               33,694
  SAP AG                                           305,755               31,669

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
  DaimlerChrysler AG (Registered)            $     649,027        $      22,652
  Bayer AG                                         713,717               21,213
  BASF AG                                          592,845               20,077
  RWE AG                                           505,970               20,006
  Bayerische Hypo-und Vereinsbank AG               392,133               12,103
  Volkswagen AG                                    304,883               11,698
* DaimlerChrysler AG                               327,337               11,326
  Schering AG                                      195,933               10,121
  Metro AG                                         299,032                9,833
  Beiersdorf AG                                     82,375                9,215
  Merck KGaA                                       169,401                5,874
  Fresenius Medical Care AG                         93,254                5,784
  ThyssenKrupp AG                                  508,155                5,492
  Linde AG                                         117,091                4,689
  Preussag AG                                      190,394                4,618
  Deutsche Lufthansa AG                            378,911                3,993
  Karstadt Quelle AG                               115,331                3,682
  Bayerische Hypo-und
    Vereinsbank (Austria) AG                       105,870                3,347
* WCM Beteiligungs-und Grundbesitz AG              274,795                3,180
  EPCOS AG                                          65,495                2,822
  Volkswagen AG Pfd.                               103,629                2,651
  Heidelberger Zement AG                            62,488                2,600
  Adidas-Salomon AG                                 44,268                2,500
* Qiagen NV                                        135,258                2,449
  Gehe AG                                           60,454                2,222
  Man AG                                           125,988                2,210
  RWE AG Pfd.                                       50,344                1,496
  Hugo Boss AG Pfd.                                 69,840                1,228
  Continental AG                                   120,390                1,204
  ProSieben Sat.1 Media AG                         161,991                  839
  Buderus AG                                        30,643                  770
  Kamps AG                                          84,224                  608
  Hochtief AG                                       42,051                  515
  Douglas Holding AG                                16,552                  394
  Bilfinger Berger AG                               16,953                  321
* Fag Kugelfischer Georg Schaefer AG                28,580                  306
  Man AG Pfd.                                       20,644                  273
* EM.TV & Merchandising AG                         131,138                  266
  Dyckerhoff AG Pfd.                                18,802                  243
* SGL Carbon AG                                      9,884                  196
* D. Logistics AG                                   19,727                  131
                                                                  -------------
                                                                  $     505,333
                                                                  -------------
GREECE (0.5%)
  National Bank of Greece SA                       173,000                4,444
  Hellenic Telecommunication
    Organization SA                                238,700                3,870
  Alpha Credit Bank SA                             141,400                2,555
  Commercial Bank of Greece SA                      66,400                1,852
  EFG Eurobank Ergasias                            125,529                1,655
  Coca-Cola Hellenic Bottling Co. SA                88,600                1,199
  Titan Cement Co. SA                               31,300                1,026
  Bank of Piraeus SA                               120,600                  960
  Panafon Hellenic Telecom SA                      178,910                  880
  Viohalco, Hellenic Copper &
    Aluminum Industry SA                            82,200                  700
  Intracom SA                                       52,200                  636
  Hellenic Petroleum SA                             92,100                  597
  Hellenic Technodomiki SA                          68,700                  396
  Aluminum of Greece SA                             10,900                  319
* Attica Enterprises SA                             68,600                  272
  Hellenic Duty Free Shops SA                       25,300                  270
  Papastratos Cigarettes Co. SA                     22,300                  255
  Folli-Follie SA                                   12,497                  216
  Athens Water Supply and Sewage Co. SA             36,900                  210
  M. J. Maillis SA                                  42,000                  169
  Technical Olympic SA                              93,299                  158
  Fourlis SA                                        27,598                  112
  Lambrakis Press SA                                25,800                  106
                                                                  -------------
                                                                  $      22,857
                                                                  -------------
IRELAND (1.0%)
* Elan Corp. PLC                                   267,600               12,292
  Allied Irish Banks PLC                           855,236                8,319
  CRH PLC                                          505,230                7,809
* Ryanair Holdings PLC                             348,260                3,199
  Irish Life & Permanent PLC                       281,147                2,975
  Eircom PLC                                     2,165,597                2,594
  Kerry Group PLC A Shares                         171,957                2,193
  Jefferson Smurfit Group PLC                    1,082,428                2,155
* Elan Corp. PLC ADR                                45,229                2,065
* Independent News & Media PLC                     530,187                  845
  DCC PLC                                           88,352                  824
  Greencore Group PLC                              233,326                  519
* Waterford Wedgewood PLC                          816,839                  500
  Jurys Hotel Group PLC                             67,513                  405
* IONA Technologies PLC                             16,800                  204
* IONA Technologies PLC ADR                          3,389                   41
                                                                  -------------
                                                                  $      46,939
                                                                  -------------
ITALY (6.3%)
  ENI SpA                                        3,890,935               48,782
  Telecom Italia Mobile SpA                      8,321,315               45,343
  Assicurazioni Generali SpA                     1,216,123               33,352
  Telecom Italia SpA                             3,586,661               29,946
  ENEL SpA                                       3,542,500               19,973
  Unicredito Italiano SpA                        4,899,551               18,093
  San Paolo-IMI SpA                              1,373,646               14,438
  IntesaBCI SpA                                  5,745,110               13,454
  Riunione Adriatica di Sicurta SpA                701,703                8,425
  Mediaset SpA                                   1,152,593                7,526

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EUROPEAN STOCK INDEX FUND                           SHARES                 (000)
--------------------------------------------------------------------------------
  Autostrade-Concessioni e
    Costruzioni Autostrade SpA               $   1,147,755        $       7,216
  Mediobanca Banca di Credito
    Finanziaria SpA                                629,750                6,721
  Fiat SpA                                         353,669                5,766
  STcom Italia SpA Risp.                           830,014                4,022
  Bipop-Carire SpA                               1,916,111                3,279
  Banca di Roma SpA                              1,389,512                3,091
  Pirelli SpA                                    1,982,185                3,053
  Italgas SpA                                      348,923                2,964
  Bulgari SpA                                      290,605                2,225
  Parmalat Finanziaria SpA                         818,703                2,190
  Autogrill SpA                                    247,366                1,983
  Benetton Group SpA                               183,208                1,800
  Mondadori (Arnoldo)Editore SpA                   247,326                1,426
* Alitalia SpA                                   1,534,717                1,406
* Tiscali SpA                                      175,591                1,251
  Fiat SpA Pfd.                                    103,825                1,164
  Italcementi SpA                                  166,104                1,155
  IntesaBCI SpA Non-Convertible Risp.              696,794                1,095
  La Rinascente SpA                                307,535                1,089
  Fiat SpA Risp.                                    87,057                  901
  Gruppo Editoriale L'Espresso SpA                 342,575                  845
  Snia SpA                                         582,744                  651
  Italcementi SpA Risp.                            147,300                  492
  Banca Popolare di Milano SpA                     127,008                  445
  Cementir SpA                                     208,770                  404
  La Rinascente SpA Risp.                          117,545                  354
  Societa Assicuratrice Industriale SpA             28,723                  346
* Impregilo SpA                                    336,509                  145
  Societa Assicuratrice Industriale SpA Risp.       16,312                  105
  Pirelli SpA Risp.                                 42,801                   65
                                                                  -------------
                                                                  $     296,981
                                                                  -------------
NETHERLANDS (7.7%)
  Royal Dutch Petroleum Co.                      2,061,957              104,928
  ING Groep NV                                   1,911,065               47,678
  Koninklijke (Royal) Philips
                              Electronics NV     1,279,626               29,089
  Unilever NV                                      554,822               29,083
  Aegon NV                                       1,143,600               28,737
  Koninklijke Ahold NV                             887,408               24,985
  ABN-AMRO Holding NV                            1,477,523               22,570
  Heineken NV                                      383,181               14,098
  Akzo Nobel NV                                    278,602               11,430
  TPG NV                                           466,752                9,131
  Elsevier NV                                      714,924                8,313
* ASML Holding NV                                  415,240                5,984
* Wolters Kluwer NV                                275,908                5,795
* Koninklijke KPN NV                             1,202,594                4,657
  Aegon NV ARS                                     162,949                4,087
  Hagemeyer NV                                     107,531                1,540
  IHC Caland NV                                     30,002                1,498
  Vedior NV                                        107,735                  990
* Getronics NV                                     346,413                  924
  Koninklijke Vopak NV                              58,306                  898
* Buhrmann NV                                      136,002                  859
  Oce NV                                            97,146                  745
* Koninklijke Vendex KBB NV                         93,455                  703
* ASML Holding NV (New York)                        38,580                  555
  KLM Royal Dutch Airlines NV                       46,939                  439
                                                                  -------------
                                                                  $     359,716
                                                                  -------------
NORWAY (0.7%)
  Norsk Hydro ASA                                  257,692                9,836
  Orkla ASA                                        212,719                3,545
  DNB Holding ASA                                  777,494                2,941
* Statoil ASA                                      421,950                2,922
  Telenor ASA                                      522,982                2,020
  Norske Skogindustrier ASA                        113,764                1,780
  Tomra Systems ASA                                171,910                1,713
  Storebrand ASA                                   270,130                1,329
* Tandberg ASA                                      55,356                  994
  Elkem ASA                                         50,826                  830
  Bergesen D.Y. ASA A Shares                        47,289                  735
  Schibsted ASA                                     71,288                  638
* Petro Geo-Services ASA                           104,218                  628
  Smedvig ASA A Shares                              66,983                  558
  Frontline Ltd.                                    73,087                  551
* Opticom ASA                                       11,171                  367
  Bergesen D.Y. ASA B Shares                        22,406                  320
  Nera ASA                                         111,409                  261
* Kvaerner ASA                                     119,344                  145
  Smedvig ASA B Shares                              15,440                  113
* Merkantildata ASA                                164,771                  104
                                                                  -------------
                                                                  $      32,330
                                                                  -------------
PORTUGAL (0.8%)
  Portugal Telecom SGPS SA                       1,215,501                9,634
  Electricidade de Portugal SA                   2,977,821                7,161
* Banco Comercial Portugues SA                   1,720,796                6,819
  Brisa-Auto Estradas de Portugal SA               291,618                2,600
  Banco Espirito Santo SA                          201,310                2,484
  Cimpor-Cimento de Portugal SA                    136,826                2,280
  Banco Comercial Portugues SA                      27,639                2,114
  Sonae SGPS SA                                  2,085,987                1,390
  BPI-SGPS SA                                      613,005                1,325
* Jeronimo Martins & Filho SGPS SA                 105,348                  706
  Portucel-Empresa Produtora
    de Pasta e Papel SA                            234,371                  236
                                                                  -------------
                                                                  $      36,749
                                                                  -------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
SPAIN (4.4%)
* Telefonica SA                              $   3,830,708        $      46,025
  Banco Bilbao Vizcaya Argentaria SA             3,105,598               34,768
  Banco Santander Central Hispano SA             4,388,884               33,797
  Repsol-YPF SA                                  1,190,991               17,270
  Endesa SA                                      1,030,705               15,781
  Iberdrola SA                                     877,828               12,073
  Gas Natural SDG SA                               434,153                7,801
* Telefonica SA ADR                                176,162                6,248
  Altadis SA                                       300,092                4,933
  Union Electrica Fenosa SA                        295,296                4,391
  Autopista Concesionaria Espanola SA              292,157                2,689
  Fomento de Construc y Contra SA                  122,234                2,637
  Grupo Dragados SA                                176,085                2,139
  Acerinox SA                                       62,089                1,946
  ACS, Actividades de
    Construccion y Servicios SA                     67,072                1,616
  Zeltia SA                                        196,741                1,614
  Sociedad General de Aguas de Barcelona SA        126,692                1,609
  Zardoya Otis SA                                  164,859                1,485
  Sol Melia SA                                     183,612                1,249
  Ebro Puleva SA                                   125,279                1,157
  Corporacion Mapfre SA                            188,120                1,028
  Vallehermoso SA                                  149,617                  958
  Metrovacesa SA                                    61,233                  818
  Prosegur Cia de Seguridad SA (Registered)         63,063                  772
  Portland Valderrivas SA                           30,866                  611
  Cortefiel SA                                      90,520                  489
* Immobiliaria Urbis SA                            121,414                  454
  Faes Farma SA                                     40,399                  445
* TelePizza SA                                      99,506                  171
  Grupo Empresarial Ence SA                         11,637                  149
  Uralita SA                                        23,350                  109
  Viscofan Industria Navarra de Envolturas
    Celulosicas SA                                  24,894                  109
                                                                  -------------
                                                                  $     207,341
                                                                  -------------
SWEDEN (3.1%)
  Telefonaktiebolaget LM Ericsson AB Class B     7,815,983               33,954
  Hennes & Mauritz AB B Shares                     803,844               14,097
  Nordea AB                                      2,901,976               12,852
  Svenska Handelsbanken AB A Shares                636,136                7,866
  Telia AB                                       1,455,538                6,392
  Skandia Forsakrings AB                         1,000,544                6,021
  Securitas AB B Shares                            346,882                5,790
  Skandinaviska Enskilda Banken AB A Shares        691,942                5,303
  Sandvik AB                                       250,521                5,300
  Svenska Cellulosa AB B Shares                    225,924                5,120
* Tele2 AB B Shares                                140,698                4,346
  Electrolux AB Series B                           359,469                4,327
  Volvo AB B Shares                                295,625                4,114
  Assa Abloy AB                                    347,651                3,972
  Atlas Copco AB A Shares                          135,369                2,762
  Skanska AB B Shares                              457,072                2,450
  Assidoman AB                                      96,124                2,449
  Swedish Match AB                                 380,854                1,970
  Volvo AB A Shares                                135,803                1,807
  Gambro AB A Shares                               250,032                1,458
* Modern Times Group AB                             66,633                1,435
  Atlas Copco AB B Shares                           70,961                1,358
  SKF AB B Shares                                   61,488                1,035
  Drott AB B Shares                                105,118                1,023
  SKF AB A Shares                                   51,875                  780
  Trelleborg AB B Shares                           114,999                  773
  Svenskt Stal AB A Shares                          93,152                  766
  WM-Data AB Class B                               383,940                  762
  Svenska Handelsbanken AB B Shares                 61,496                  723
  SAPA AB                                           47,024                  593
  Gambro AB B Shares                                91,897                  536
* SAS AB                                            79,088                  480
  OM AB                                             39,471                  425
  Svenskt Stal AB                                   14,319                  112
                                                                  -------------
                                                                  $     143,151
                                                                  -------------
SWITZERLAND (10.0%)
  Novartis AG (Registered)                       2,800,234              104,866
  Nestle SA (Registered)                           377,132               78,296
* UBS AG (Registered)                            1,255,034               58,375
  Roche Holding AG                                 682,883               47,362
* Credit Suisse Group AG (Registered)            1,167,449               42,683
  Swiss Re (Registered)                            276,900               28,489
  Swisscom AG                                       71,501               19,858
  Zurich Financial Services AG                      81,384               18,640
  Roche Holding AG (Bearer)                        156,053               11,851
  ABB Ltd.                                       1,170,396                9,963
  Adecco SA (Registered)                           179,540                7,950
* Syngenta AG                                      110,352                5,643
  Holcim Ltd. B Shares                              28,310                5,453
  Lonza AG                                           5,500                3,166
* Kudelski SA                                       48,290                2,728
  Givaudan SA                                        8,757                2,681
* The Swatch Group AG (Bearer)                      32,580                2,524
* The Swatch Group AG (Registered)                 143,420                2,385
  Holcim Ltd. (Registered)                          55,261                2,200
* UBS AG                                            35,370                1,640

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
EUROPEAN STOCK INDEX FUND                           SHARES                 (000)
--------------------------------------------------------------------------------
* Logitech International SA                  $      41,910        $       1,283
  SGS Societe Generale de
    Surveillance Holding SA (Registered)             7,629                1,173
  Unaxis Holding AG                                 12,932                1,109
  Schindler Holding AG (Registered)                    718                  988
  Schindler Holding AG (Ptg. Ctf.)                     613                  847
  Valora Holding AG                                  4,817                  770
  Georg Fischer AG (Registered)                      3,998                  612
  Kuoni Reisen Holding AG (Registered)               2,936                  549
  Sulzer AG (Registered)                             3,949                  472
  Grands Magasins Jelmoli SA (Bearer)                  456                  402
  Publigroupe SA                                     2,665                  375
  Ascom Holding AG                                  23,306                  353
  Charles Voegele Holding AG                         8,731                  284
  Grands Magasins Jelmoli SA (Registered)            1,401                  241
  Sulzer Medica AG (Registered)                      9,566                  223
  Forbo Holding AG (Registered)                        698                  199
                                                                  -------------
                                                                  $     466,633
                                                                  -------------
UNITED KINGDOM (32.6%)
  GlaxoSmithKline PLC                            6,055,812              162,930
  BP PLC                                        18,496,113              149,290
  Vodafone Group PLC                            54,347,913              125,672
  HSBC Holdings PLC                              9,065,292               99,340
  AstraZeneca Group PLC                          1,704,787               76,883
  Royal Bank of Scotland Group PLC               2,621,603               62,718
  Lloyds TSB Group PLC                           5,388,910               54,390
  Barclays PLC                                   1,617,271               48,687
  British Telecommunications PLC                 8,269,612               41,853
  HBOS PLC                                       3,458,106               38,976
  Diageo PLC                                     3,311,725               33,064
  BP PLC ADR                                       575,360               27,813
  Vodafone Group PLC ADR                         1,177,400               27,221
  CGNU PLC                                       2,185,017               26,216
  Tesco PLC                                      6,764,567               23,857
  Abbey National PLC                             1,401,208               20,847
  Unilever PLC                                   2,827,438               20,539
  Prudential PLC                                 1,932,359               20,234
* British Sky Broadcasting Group PLC             1,794,192               20,092
  British American Tobacco PLC                   2,118,517               18,486
  Rio Tinto PLC                                  1,034,294               16,787
  Compass Group PLC                              2,148,298               15,668
  BAE Systems PLC                                2,916,408                14,166
  Reuters Group PLC                              1,389,864               13,159
  BG Group PLC                                   3,408,241               12,900
  Cadbury Schweppes PLC                          1,995,732               12,422
  Centrica PLC                                   3,897,877               12,414
  Marks & Spencer PLC                            2,774,994               11,582
  Legal & General Group PLC                      5,007,357               10,996
  J. Sainsbury PLC                               1,895,052               10,362
  National Grid Group PLC                        1,446,427               10,265
  Reed International PLC                         1,227,558               10,051
  Pearson PLC                                      778,332                9,316
  Amvesco PLC                                      727,833                8,680
  BAA PLC                                        1,027,225                8,209
  Lattice Group PLC                              3,432,485                7,725
  Boots Co. PLC                                    877,753                7,723
  Six Continents PLC                               845,838                7,688
  GUS PLC                                          980,899                6,947
  Rentokil Initial PLC                           1,904,637                6,856
  ScottishPower PLC                              1,182,066                6,790
  BOC Group PLC                                    483,184                6,570
  WPP Group PLC                                    712,034                6,446
  3i Group PLC                                     593,347                6,403
  Land Securities PLC                              511,617                6,183
  New Dixons Group PLC                           1,881,224                5,773
  Kingfisher PLC                                 1,239,953                5,770
  Amersham PLC                                     621,903                5,490
  Smiths Group PLC                                 547,831                5,434
  Granada PLC                                    2,708,690                5,131
  Smith & Nephew PLC                               895,553                5,037
  Hanson PLC                                       726,777                4,978
* ARM Holdings PLC                                 983,087                4,975
  United Utilities PLC                             547,966                4,957
  Logica PLC                                       436,100                4,719
* Canary Wharf Finance PLC                         668,495                4,304
  Hays PLC                                       1,694,285                4,059
  Capita Group PLC                                 633,548                4,008
  Hilton Group PLC                               1,527,330                3,931
  The Sage Group PLC                             1,242,723                3,813
  Wolseley PLC                                     570,596                3,718
* International Power PLC                        1,103,184                3,546
* Brambles Industries PLC                          704,092                3,535
* Celltech Group PLC                               267,651                3,491
  ScottishPower PLC ADR                            154,280                3,487
  WPP Group PLC ADR                                 78,406                3,481
  Imperial Chemical Industries PLC                 705,713                3,325
  British Land Co., PLC                            511,658                3,311
  EMI Group PLC                                    768,587                3,116
  Invensys PLC                                   3,384,218                3,101
  Schroders PLC                                    291,454                3,009
  Exel PLC                                         293,644                2,930
  Electrocomponents PLC                            433,573                2,888
  Johnson Matthey PLC                              217,934                2,873
  Bunzl PLC                                        457,139                2,859
  GKN PLC                                          712,092                2,752

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
* Corus Group PLC                            $   3,078,950        $       2,474
  RMC Group PLC                                    265,866                2,451
  P & O Princess Cruises PLC                       673,394                2,397
  AWG PLC                                          281,483                2,354
  Provident Financial PLC                          249,268                2,313
  British Airways PLC                            1,063,612                2,305
  Misys PLC                                        568,109                2,148
  Slough Estates PLC                               421,082                2,131
  Rexam PLC                                        396,075                2,114
  The Peninsular & Oriental
    Steam Navigation Co.                           688,993                2,094
  Hammerson PLC                                    276,450                1,865
  CMG PLC                                          579,112                1,811
  Pilkington PLC                                 1,212,868                1,759
  Chubb PLC                                        820,435                1,673
  Carlton Communications PLC                       596,398                1,657
  Rank Group PLC                                   573,238                1,567
  De La Rue Group PLC                              192,660                1,451
  SSL International PLC                            188,548                1,437
  BBA Group PLC                                    448,065                1,430
  Amec PLC                                         229,986                1,388
  Airtours PLC                                     487,313                1,339
  FKI PLC                                          574,425                1,286
  Taylor Woodrow PLC                               595,795                1,263
  Marconi PLC                                    2,807,223                1,172
  IMI PLC                                          361,898                1,168
  Barratt Developments PLC                         239,638                1,126
  George Wimpey PLC                                401,004                1,090
  Balfour Beatty PLC                               418,305                1,071
  Pace Micro Technology PLC                        217,241                1,017
  The Berkeley Group PLC                           129,516                  978
  Tate & Lyle PLC                                  222,517                  956
* BTG PLC                                          104,151                  954
  Great Portland Estates PLC                       228,775                  815
  Novar PLC                                        482,784                  772
  Kidde PLC                                        830,192                  664
  Stagecoach Group PLC                             627,248                  502
* Eidos PLC                                        137,157                  423
  London Bridge Software Holdings PLC              176,269                  326
  Psion PLC                                        382,272                  297
  Railtrack Group PLC                              526,885                    0
                                                                  -------------
                                                                  $   1,525,255
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $4,634,237)                                             $   4,647,302
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.6%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK
(2) 2.30%, 1/9/2002                                  3,000                2,988
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  2.60%, 11/1/2001                                  19,641               19,641
  2.60%, 11/1/2001--Note G                         378,892              378,892
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $401,519)                                                     401,521
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.0%)
    (Cost $5,035,756)                                                 5,048,823
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.0%)
--------------------------------------------------------------------------------
Other Assets--Note B                                              $      21,626
Security Lending Collateral Payable
to Brokers--Note G                                                     (378,892)
Other Liabilities                                                       (18,182)
                                                                  --------------
                                                                       (375,448)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                 $   4,673,375
================================================================================
  *  See Note A in Notes to Financial Statements.
  *  Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures
     investments,   the  fund's   effective  common  stock  and  temporary  cash
     investment positions represent 100.0% and 8.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)  Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
ARS--American Registered Share.
(Ptg. Ctf.)--Participating Certificate.

--------------------------------------------------------------------------------

                                                                         AMOUNT
EUROPEAN STOCK INDEX FUND                                                 (000)
--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                   $   4,640,468
Undistributed Net Investment Income--Note F                              99,168
Accumulated Net Realized Losses--Note F                                 (80,944)
Unrealized Appreciation
  (Depreciation)--Notes E and F
  Investment Securities                                                  13,067
  Futures Contracts                                                       2,420
  Foreign Currencies and
    Forward Currency Contracts                                             (804)
--------------------------------------------------------------------------------
NET ASSETS                                                        $   4,673,375
================================================================================

Investor Shares--Net Assets
Applicable to 213,545,396 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $   4,164,502
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
    INVESTOR SHARES                                               $       19.50
================================================================================

Admiral Shares--Net Assets
Applicable to 5,699,709 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $     260,868
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
    ADMIRAL SHARES                                                $       45.77
================================================================================

Institutional Shares--Net Assets
Applicable to 12,707,012 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $     248,005
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
    INSTITUTIONAL SHARES                                          $       19.52
================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PACIFIC STOCK INDEX FUND                            SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%)(1)
--------------------------------------------------------------------------------
AUSTRALIA (11.5%)
  National Australia Bank Ltd.               $   1,238,406        $      19,103
  Telstra Corp. Ltd.                             6,169,342               15,472
  Commonwealth Bank of Australia                 1,007,319               15,147
  BHP Billiton Ltd.                              3,054,820               13,765
  News Corp. Ltd.                                1,684,581               11,629
  News Corp. Ltd. Pfd.                           1,797,528               10,683
  Westpac Banking Corp., Ltd.                    1,387,259               10,360
  AMP Ltd.                                         892,243                8,127
  Woolworths Ltd.                                  857,175                4,905
  Wesfarmers Ltd.                                  295,218                4,439
  WMC Ltd.                                         905,155                4,261
  Rio Tinto Ltd.                                   259,206                4,187
  Brambles Industries Ltd.                         757,211                4,162
  Foster's Group Ltd.                            1,544,023                3,772
  Coles Myer Ltd.                                  928,954                3,567
  CSL Ltd.                                         125,466                3,186
  Mayne Nickless Ltd.                              698,597                2,626
  Westfield Trust (Units)                        1,463,829                2,570
  CSR Ltd.                                         791,173                2,519
  Suncorp-Metway Ltd.                              358,869                2,426
  General Property Trust                         1,440,241                2,049
  Coca-Cola Amatil Ltd.                            800,238                2,027
  Southcorp Ltd.                                   506,891                1,864
  Santos Ltd.                                      572,788                1,838
  Lend Lease Corp.                                 322,823                1,815
  Amcor Ltd.                                       525,466                1,747
  Tabcorp Holdings Ltd.                            291,363                1,467
  QBE Insurance Group Ltd.                         392,262                1,372
  Stockland Trust Group Ltd.                       588,884                1,315
  Mirvac Group                                     662,404                1,287
  Australian Gas Light Co., Ltd.                   262,421                1,176
  Normandy Mining Ltd.                           1,630,357                1,152
  Aristocrat Leisure Ltd.                          336,767                1,113
  Computershare Ltd.                               419,063                1,064
  Leighton Holdings Ltd.                           205,651                1,026
  AMP Diversified Property Ltd.                    772,100                1,001
  Cochlear Ltd.                                     39,206                  999
* Transurban Group                                 379,900                  864
  Gandel Retail Trust                            1,356,195                  825
  Orica Ltd.                                       353,070                  823
  Boral Ltd.                                       492,944                  813
  Goodman Fielder Ltd.                           1,044,909                  743
  M.I.M. Holdings Ltd.                           1,475,948                  730
  Paperlinx Ltd.                                   273,429                  578
  David Jones Ltd.                                 874,866                  498
  Pacific Dunlop Ltd.                            1,049,694                  434
  Futuris Corp., Ltd.                              512,940                  430
  Newcrest Mining Ltd.                             225,297                  388
* James Hardie Industries NV                       150,846                  335
  Iluka Resources Ltd.                             170,709                  324
  OneSteel Ltd.                                    461,427                  234
  ERG Ltd.                                         469,104                  179
  Sons of Gwalia Ltd.                               47,179                  170
                                                                  -------------
                                                                  $     179,586
                                                                  -------------
HONG KONG (6.7%)
  Hutchison Whampoa Ltd.                         3,524,100               28,577
  Hang Seng Bank Ltd.                            1,567,546               15,726
  Sun Hung Kai Properties Ltd.                   1,976,400               12,112
  CLP Holdings Ltd.                              2,026,499                7,651
  Hong Kong & China Gas Co., Ltd.                4,279,774                5,350
  Swire Pacific Ltd. A Shares                    1,270,500                5,310
  Wharf Holdings Ltd.                            2,008,314                3,721
  Henderson Land Development Co. Ltd.            1,150,000                3,693
* Pacific Century Cyberworks Ltd.               11,867,846                3,195
  Cathay Pacific Airways Ltd.                    2,755,000                2,790
  Johnson Electric Holdings Ltd.                 2,995,000                2,611
  Bank of East Asia Ltd.                         1,210,933                2,414
  Li & Fung Ltd.                                 2,318,000                2,214
  New World Development Co., Ltd.                1,828,797                1,254
  Shangri-La Asia Ltd.                           1,915,744                1,105
  Television Broadcasts Ltd.                       345,000                1,017
  Esprit Holdings Ltd.                             965,000                1,014
  Hysan Development Co., Ltd.                      916,211                  752
  South China Morning Post Ltd.                  1,407,000                  744
  Giordano International                         1,153,108                  492
  ASM Pacific Technology Ltd.                      340,000                  475
  Hang Lung Development Co., Ltd.                  528,300                  444
  Hong Kong and Shanghai Hotels Ltd.             1,184,500                  395
  Sino Land Co.                                  1,449,600                  386
  Hopewell Holdings Ltd.                           335,600                  160
  Varitronix International Ltd.                    351,000                  145
* QPL International Holdings Ltd.                  475,000                  135
  Oriental Press Group Ltd.                        872,800                   98
                                                                  -------------
                                                                  $     103,980
                                                                  -------------
JAPAN (76.6%)
  Toyota Motor Corp.                             2,942,700               71,401
  Nippon Telegraph and Telephone Corp.              10,342               42,583
  Takeda Chemical Industries Ltd.                  710,000               34,396
* Mitsubishi Tokyo Financial Group Inc.              4,557               33,881
  Sumitomo Mitsui Banking Corp.                  4,547,009               28,120
  Honda Motor Co., Ltd.                            778,000               27,903
  Sony Corp.                                       733,638               27,750
  Tokyo Electric Power Co., Inc.                 1,080,200               26,827

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PACIFIC STOCK INDEX FUND                            SHARES                 (000)
--------------------------------------------------------------------------------
  Mizuho Holdings, Inc.                      $       7,313        $      22,105
  Nomura Holdings, Inc.                          1,559,000               20,506
  Canon, Inc.                                      697,000               20,271
  Matsushita Electric Industrial Co., Ltd.       1,659,000               19,652
  East Japan Railway Co.                             3,189               18,576
  Hitachi Ltd.                                   2,646,000               18,050
  Nintendo Co., Ltd.                               113,000               17,429
  Ito-Yokado Co., Ltd.                             333,000               14,691
  Nissan Motor Co., Ltd.                         3,180,000               14,029
  Fuji Photo Film Co., Ltd.                        412,000               13,598
  Kansai Electric Power Co., Inc.                  782,800               12,950
  Central Japan Railway Co.                          1,785               12,483
  Murata Manufacturing Co., Ltd.                   193,000               12,109
  NEC Corp.                                      1,304,000               11,825
  Fujitsu Ltd.                                   1,569,000               11,613
  Kao Corp.                                        488,000               11,562
  Shin-Etsu Chemical Co., Ltd.                     336,000               11,062
  Japan Tobacco, Inc.                                1,618               10,575
  Denso Corp.                                      725,000               10,424
  Kyocera Corp.                                    151,300               10,296
  Tokio Marine & Fire Insurance Co.              1,234,000               10,091
  Mitsubishi Estate Co., Ltd.                    1,030,000               10,072
  Rohm Co., Ltd.                                    94,500               10,060
  Takefuji Corp.                                   117,400                9,745
  Acom Co., Ltd.                                   116,500                9,727
  Secom Co., Ltd.                                  184,000                9,575
  Toshiba Corp.                                  2,568,000                9,504
  Mitsubishi Corp.                               1,239,000                9,495
  Sharp Corp.                                      897,000                9,277
  Mitsubishi Heavy Industries Ltd.               2,696,000                9,074
  Yamanouchi Pharmaceuticals Co., Ltd.             287,000                8,511
  Fanuc Co., Ltd.                                  190,400                7,933
  Mitsui & Co., Ltd.                             1,247,000                7,355
  Nippon Steel Corp.                             5,441,000                7,290
  Sankyo Co., Ltd.                                 368,000                7,155
  Tohoku Electric Power Co., Inc.                  404,600                7,123
  Sanyo Electric Co., Ltd.                       1,490,000                7,109
  Tokyo Gas Co., Ltd.                            2,227,000                6,932
  Daiwa Securities Group Inc.                    1,047,000                6,843
  Yamato Transport Co., Ltd.                       364,000                6,825
  Mitsui Sumitomo Insurance Co.                  1,185,530                6,586
  Mitsui Fudosan Co., Ltd.                         642,000                6,519
  Dai-Nippon Printing Co., Ltd.                    605,000                6,445
  Bridgestone Corp.                                683,500                6,444
  Promise Co., Ltd.                                 99,200                6,419
  Nippon Mitsubishi Oil Corp.                    1,190,600                6,342
  Mitsubishi Electric Corp.                      1,705,000                6,129
  Eisai Co., Ltd.                                  236,000                6,035
  Kirin Brewery Co., Ltd.                          776,000                5,909
  Oriental Land Co., Ltd.                           79,200                5,856
  Osaka Gas Co., Ltd.                            1,924,000                5,816
  Softbank Corp.                                   267,700                5,730
  Tokyo Electron Ltd.                              139,330                5,726
  Aeon Co., Ltd.                                   262,000                5,619
  Orix Corp.                                        63,900                5,591
  Ajinomoto Co., Inc.                              516,000                5,586
  Hoya Corp.                                        92,200                5,506
  Taisho Pharmaceutical Co., Ltd.                  271,000                5,369
  Daiichi Pharmaceutical Co., Ltd.                 228,000                5,355
  Sumitomo Electric Industries Ltd.                609,000                5,164
  Toppan Printing Co., Ltd.                        548,000                5,099
  Asahi Glass Co., Ltd.                            941,000                5,058
  Sumitomo Chemical Co., Ltd.                    1,318,000                5,028
  Kinki Nippon Railway Co., Ltd.                 1,338,150                4,996
  Shionogi & Co., Ltd.                             277,000                4,956
  SMC Corp.                                         57,000                4,913
  Sumitomo Corp.                                   826,000                4,832
  Sekisui House Ltd.                               586,000                4,720
  Shizuoka Bank Ltd.                               602,000                4,456
  Asahi Breweries Ltd.                             397,000                4,145
  Nippon Unipac Holding                                814                4,057
  OJI Paper Co., Ltd.                              826,000                4,035
  Advantest Corp.                                   78,400                4,035
  Marui Co., Ltd.                                  291,000                3,939
  Tokyu Corp.                                      869,000                3,919
  Asahi Kasei Corp.                              1,150,000                3,786
  Tostem Inax Holding Corp.                        269,408                3,742
  Mitsubishi Chemical Corp.                      1,728,000                3,699
  Kubota Corp.                                   1,136,000                3,601
  Nippon Yusen Kabushiki Kaisha Co.              1,032,000                3,524
  Japan Air Lines Co., Ltd.                      1,413,000                3,463
  Itochu Corp.                                   1,119,000                3,282
  Shiseido Co., Ltd.                               325,000                3,215
  Bank of Yokohama Ltd.                            900,000                3,206
  Konami Corp.                                     101,500                3,159
  Credit Saison Co., Ltd.                          131,900                3,157
  Olympus Optical Co., Ltd.                        209,000                3,106
  Toray Industries, Inc.                         1,126,000                3,100
  Nippon Express Co., Ltd.                         840,000                3,040
  Daikin Industries Ltd.                           210,000                3,037
  Furukawa Electric Co., Ltd.                      524,000                3,022
  Daiwa House Industry Co., Ltd.                   440,000                2,969
  Chugai Pharmaceutical Co., Ltd.                  198,000                2,894
  Teijin Ltd.                                      724,000                2,869
  Terumo Corp.                                     166,500                2,754
  Shimizu Corp.                                    624,000                2,748
  Pioneer Corp.                                    143,000                2,745
  Benesse Corp.                                     83,500                2,579
  Kawasaki Steel Corp.                           2,534,000                2,546
  Omron Corp.                                      199,000                2,536

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
  Kajima Corp.                               $     761,000        $       2,518
  Ohbayashi Corp.                                  580,000                2,507
* Sega Corp.                                       128,200                2,498
  NGK Insulators Ltd.                              297,000                2,407
  Komatsu Ltd.                                     765,000                2,337
  Skylark Co., Ltd.                                 92,000                2,322
  Taisei Corp.                                     773,000                2,305
  Nitto Denko Corp.                                135,100                2,296
  Toyo Seikan Kaisha Ltd.                          172,000                2,241
  Nikon Corp.                                      288,000                2,214
* Asahi Bank Ltd.                                2,219,000                2,212
  Hirose Electric Co., Ltd.                         30,100                2,208
  Nissin Food Products Co., Ltd.                   101,500                2,127
  Tobu Railway Co., Ltd.                           682,000                2,039
  Kyowa Hakko Kogyo Co., Ltd.                      344,000                2,018
  Gunma Bank Ltd.                                  435,000                1,994
  Bank of Fukuoka, Ltd.                            500,000                1,989
  Joyo Bank Ltd.                                   691,000                1,976
  Kaneka Corp.                                     283,000                1,963
  Kuraray Co., Ltd.                                311,000                1,941
  Nidec Corp.                                       49,500                1,933
  Ishikawajima-Harima Heavy
    Industries Co., Ltd.                         1,038,000                1,917
  Daito Trust Construction Co., Ltd.               111,200                1,903
  Isetan Co., Ltd.                                 175,000                1,863
  Keihin Electric Express Railway Co., Ltd.        417,000                1,778
  Takara Shuzo Co., Ltd.                           167,000                1,759
  Nippon Meat Packers, Inc.                        187,000                1,703
* Daiwa Bank, Ltd.                               1,614,000                1,675
  Takashimaya Co., Ltd.                            237,000                1,665
  Toho Co., Ltd.                                    14,300                1,659
  Shimamura Co., Ltd.                               27,400                1,650
  Minebea Co., Ltd.                                314,000                1,632
  Ebara Corp.                                      237,000                1,626
  Taiheiyo Cement Corp.                            764,000                1,604
  77 Bank Ltd.                                     307,000                1,603
  Japan Energy Corp.                               921,000                1,558
  CSK Corp.                                         59,400                1,509
  Sumitomo Metal Mining Co., Ltd.                  461,000                1,506
  Toto Ltd.                                        297,000                1,480
  NSK Ltd.                                         443,000                1,477
  Konica Corp.                                     285,000                1,469
  Meiji Seika Kaisha Ltd.                          305,000                1,463
  Uni-Charm Corp.                                   56,200                1,451
  Yokogawa Electric Corp.                          194,000                1,434
  Wacoal Corp.                                     141,000                1,421
  Nippon Sheet Glass Co., Ltd.                     348,000                1,419
  Uny Co., Ltd.                                    147,000                1,415
  Mitsui Mining & Smelting Co., Ltd.               470,000                1,413
  Fuji Television Network, Inc.                        323                1,409
  Onward Kashiyama Co., Ltd.                       140,000                1,397
  NGK Spark Plug Co., Ltd.                         188,000                1,395
  JGC Corp.                                        196,000                1,393
  Fujikura Ltd.                                    313,000                1,386
  Shimano, Inc.                                    109,900                1,376
  Mitsubishi Materials Corp.                       897,000                1,348
  World Co., Ltd.                                   40,200                1,347
  Yakult Honsha Co., Ltd.                          138,000                1,346
  Mitsubishi Rayon Co., Ltd.                       518,000                1,337
* Marubeni Corp.                                 1,201,000                1,334
  Nisshin Seifun Group Inc.                        197,000                1,310
  Yamaha Corp.                                     164,000                1,300
  Citizen Watch Co., Ltd.                          246,000                1,296
  Mitsukoshi Ltd.                                  371,000                1,279
  Mitsubishi Logistics Corp.                       141,000                1,267
  Taiyo Yuden Co., Ltd.                             93,000                1,258
* Sumitomo Metal Industries Ltd.                 2,847,000                1,256
  Sekisui Chemical Co., Ltd.                       428,000                1,220
  Amada Co., Ltd.                                  270,000                1,220
  Kinden Corp.                                     215,000                1,214
  Kurita Water Industries Ltd.                     108,000                1,204
  Teikoku Oil Co., Ltd.                            267,000                1,191
  Dai-Nippon Ink & Chemicals, Inc.                 632,000                1,172
  Casio Computer Co., Ltd.                         212,000                1,134
* Kawasaki Heavy Industries Ltd.                 1,095,000                1,127
  Daimaru, Inc.                                    237,000                1,078
  Fuji Soft ABC Inc.                                25,500                1,071
  Yamazaki Baking Co., Ltd.                        166,000                1,061
  Ube Industries Ltd.                              658,000                1,043
  Cosmo Oil Co., Ltd.                              524,000                1,040
* Showa Denko K.K.                                 856,000                1,007
  Showa Shell Sekiyu K.K.                          143,000                  999
  TIS Inc.                                          35,000                  941
  Nishimatsu Construction Co., Ltd.                242,000                  935
  Tosoh Corp.                                      484,000                  917
  Toda Corp.                                       269,000                  910
  Asatsu-DK Inc.                                    47,500                  908
  Tokyo Broadcasting System, Inc.                   54,000                  904
  Kikkoman Corp.                                   151,000                  901
  Katokichi Co., Ltd.                               43,700                  896
  Nippon Comsys Corp.                              113,000                  895
  Alps Electric Co., Ltd.                          140,000                  888
  Meitec Corp.                                      33,700                  881
  Hankyu Department Stores, Inc.                   146,000                  873
  House Foods Industry Corp.                        94,000                  864
  Toyobo Ltd.                                      585,000                  860

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PACIFIC STOCK INDEX FUND                            SHARES                 (000)
--------------------------------------------------------------------------------
* Mitsui Engineering &
    Shipbuilding Co., Ltd.                   $     665,000        $         853
  The Chuo Mitsui Trust and Banking Co., Ltd.      644,400                  842
  Sumitomo Forestry Co., Ltd.                      149,000                  840
  Daicel Chemical Industries Ltd.                  287,000                  821
* Namco Ltd.                                        44,200                  809
* Kanebo Ltd.                                      410,000                  777
  Meiji Dairies Corp.                              229,000                  773
  Sapparo Breweries Ltd.                           254,000                  764
  Denki Kagaku Kogyo K.K.                          367,000                  759
  Mitsubishi Gas Chemical Co. Inc.                 386,000                  757
  Okumura Corp.                                    214,000                  743
  Komori Corp.                                      64,000                  742
  NTN Corp.                                        380,000                  733
  Nichirei Corp.                                   241,000                  719
* Hokuriku Bank Ltd.                               532,000                  704
  Takuma Co., Ltd.                                  80,000                  673
  Kyowa Exeo Corp.                                  95,000                  671
  Aoyama Trading Co., Ltd.                          55,100                  662
* Seiyu Ltd.                                       262,000                  661
  Shimachu Co.                                      43,600                  648
  Sumitomo Osaka Cement Co., Ltd.                  363,000                  614
* Daiei, Inc.                                      576,000                  569
* Snow Brand Milk Products Co., Ltd.               238,000                  562
  Mori Seiki Co., Ltd.                              81,000                  557
* Hitachi Zosen Corp.                              810,000                  549
  Kaken Pharmaceutical Co., Ltd.                    76,000                  543
  Penta-Ocean Construction Co., Ltd.               388,000                  536
  Fuji Machine Manufacturing Co., Ltd.              39,800                  517
  Dai-Nippon Screen Manufacturing Co., Ltd.        170,000                  500
* Ishihara Sangyo Kaisha Ltd.                      285,000                  484
* Sumitomo Heavy Industries Ltd.                   448,000                  428
* Tokyo Dome Corp.                                 163,000                  422
  Nichiei Co., Ltd.                                 50,800                  418
  Nippon Suisan Kaisha Ltd.                        234,000                  417
* Japan Steel Works Ltd.                           327,000                  414
  Kamigumi Co., Ltd.                                99,000                  411
  Kokuyo Co., Ltd.                                  47,000                  407
  Nisshinbo Industries, Inc.                        86,000                  400
  Mitsubishi Paper Mills Ltd.                      257,000                  397
  Autobacs Seven Co., Ltd.                          14,100                  389
  Toei Co., Ltd.                                   127,000                  367
  Tokyo Style Co., Ltd.                             39,000                  360
  Kadokawa Shoten Publishing Co., Ltd.              22,800                  358
  Nippon Shinpan Co., Ltd.                         249,000                  346
  Gunze Ltd.                                        95,000                  320
  Makita Corp.                                      59,000                  318
  Kawasaki Kisen Kaisha Ltd.                       222,000                  307
  Nippon Shokubai Co., Ltd.                         71,000                  286
  Koyo Seiko Co., Ltd.                              74,000                  282
* Orient Corp.                                     255,000                  279
  Seino Transportation Co., Ltd.                    56,000                  276
  Sanrio Co., Ltd.                                  30,000                  261
  Noritake Co., Ltd.                                61,000                  258
  Trans Cosmos, Inc.                                 9,100                  245
  Kureha Chemical Industry Co., Ltd.                81,000                  216
* Ashikaga Bank Ltd.                               231,000                  208
  Amano Corp.                                       34,000                  198
  NOF Corp.                                         86,000                  188
  Daifuku Co., Ltd.                                 42,000                  175
  Sanden Corp.                                      56,000                  172
  Daiwa Kosho Lease Co., Ltd.                       71,000                  172
* Daikyo, Inc.                                     174,000                  168
  Sanwa Shutter Corp.                               77,000                  167
  Maeda Road Construction Co., Ltd.                 42,000                  161
  Tsubakimoto Chain Co.                             70,000                  157
* Nippon Light Metal Co., Ltd.                     198,000                  147
  Oyo Corp.                                         10,500                  124
  Sho-Bond Corp.                                    11,800                  116
  Makino Milling Machine Co., Ltd.                  34,000                  114
* Haseko Corp.                                     386,000                   95
  Okuma Corp.                                       54,000                   94
                                                                  -------------
                                                                  $   1,194,381
                                                                  -------------
NEW ZEALAND (0.4%)
  Telecom Corp. of New Zealand Ltd.              1,306,874                2,498
  Fisher & Paykel Industries Ltd.                 147,601                   868
  Carter Holt Harvey Ltd.                        1,469,422                  868
  Contact Energy Ltd.                              499,175                  855
  The Warehouse Group Ltd.                         214,272                  575
  Auckland International Airport Ltd.              319,100                  443
  Fletcher Building Ltd.                           288,958                  322
* Fletcher Challenge Forests Ltd. Pfd.           1,663,900                  165
* Brierley Investments Ltd.                      1,084,915                  143
* Fletcher Challenge Forests Ltd.                  473,096                   47
                                                                  -------------
                                                                  $       6,784
                                                                  -------------
SINGAPORE (2.9%)
  DBS Group Holdings Ltd.                        1,070,061                6,100
  Oversea-Chinese Banking Corp., Ltd.            1,052,410                6,057
  United Overseas Bank Ltd.                        966,767                5,406
  Singapore Telecommunications Ltd.              4,959,212                4,703
  Singapore Airlines Ltd.                        1,011,862                4,687

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
  Singapore Technologies Engineering Ltd.    $   2,355,407        $       2,660
  Singapore Press Holdings Ltd.                    291,155                2,522
* Chartered Semiconductor Manufacturing Ltd.       889,000                1,706
  City Developments Ltd.                           658,312                1,494
  Capitaland Ltd.                                1,630,000                1,233
  Sembcorp Industries Ltd.                       1,388,419                1,149
  Keppel Corp., Ltd.                               633,750                1,098
  Fraser & Neave Ltd.                              264,000                  991
  Venture Manufacturing (Singapore) Ltd.           187,000                  989
  United Industrial Corp., Ltd.                  1,405,200                  524
* Neptune Orient Lines Ltd.                      1,125,000                  487
  Overseas Union Enterprise Ltd.                   148,000                  450
  Parkway Holdings Ltd.                            711,640                  373
  Creative Technology Ltd.                          61,050                  365
  Cycle & Carriage Ltd.                            215,651                  337
  Straits Trading Co., Ltd.                        311,000                  302
  Hotel Properties Ltd.                            391,000                  257
  First Capital Corp., Ltd.                        386,000                  218
  Haw Par Brothers International Ltd.              110,000                  217
  Wing Tai Holdings Ltd.                           534,000                  199
  United Overseas Land Ltd.                        225,500                  189
  Comfort Group Ltd.                               309,500                  103
  Singapore Computer Systems Ltd.                   43,600                   29
                                                                  -------------
                                                                  $      44,845
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $2,131,071)                                             $   1,529,576
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.2%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK
(2) 2.30%, 1/9/2002                          $       3,000        $       2,988
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  2.60%, 11/1/2001                                  25,680               25,680
  2.60%, 11/1/2001--Note G                         130,279              130,279
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $158,946)                                               $     158,947
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.3%)
    (Cost $2,290,017)                                             $   1,688,523
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.3%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                      7,649
Security Lending Collateral Payable
  to Brokers--Note G                                                   (130,279)
Other Liabilities                                                        (7,292)
                                                                  --------------
                                                                  $    (129,922)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                 $   1,558,601
================================================================================
  *  See Note A in Notes to Financial Statements.
  *  Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures
     investments,   the  fund's   effective  common  stock  and  temporary  cash
     investment positions represent 100.0% and 8.3%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)  Security segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                   $   2,259,916
Undistributed Net
  Investment Income--Note F                                               3,963
Accumulated Net Realized Losses--Note F                                (104,681)
Unrealized Appreciation (Depreciation)--Note E
  Investment Securities                                                (601,494)
  Futures Contracts                                                       1,921
  Foreign Currencies and
    Forward Currency Contracts                                           (1,024)
--------------------------------------------------------------------------------
NET ASSETS                                                        $   1,558,601
================================================================================

Investor Shares--Net Assets
Applicable to 204,606,638 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $   1,389,047
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
    INVESTOR SHARES                                               $        6.79
================================================================================

Admiral Shares--Net Assets
Applicable to 1,793,451 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $      79,629
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
    ADMIRAL SHARES                                                $       44.40
================================================================================

Institutional Shares--Net Assets
Applicable to 13,235,106 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $      89,925
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
    INSTITUTIONAL SHARES                                          $        6.79
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
EMERGING MARKETS                                                         VALUE*
STOCK INDEX FUND                                    SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.3%)
--------------------------------------------------------------------------------
ARGENTINA (1.7%)
  Perez Companc SA                           $   3,894,321        $       4,090
  Telecom Argentina STET-France Telecom SA       1,807,900                2,261
  Siderca SA Class A                             1,834,516                2,074
  Transportadora de Gas Sur SA                   1,436,722                1,272
  BBVA Banco Frances SA                            383,886                1,094
  Grupo Financiero Galicia SA                    2,014,445                1,092
* Molinos Rio de la Plata SA                       459,100                  478
  Juan Minetti SA                                  378,068                  318
* Irsa Inversiones y Representaciones SA           353,403                  265
  Ledesma SA                                       474,943                  247
  Cresud SA                                        210,263                  149
* Solvay Indupa S.A.I.C.                           649,038                  129
* Renault Argentina SA                             418,620                  108
* Polledo SA                                       321,200                   90
* Acindar Industria Argentina de Aceros SA         442,500                   81
* Central Puerto SA                                129,083                   71
 Central Costanera SA                              142,100                   56
                                                                  -------------
                                                                  $      13,875
                                                                  -------------
BRAZIL (14.6%)
  Petroleo Brasileiro SA Pfd.                      833,294               16,086
  Companhia Vale do Rio Doce Pfd. A                708,086               14,831
  Petroleo Brasileiro SA                           701,400               13,931
  Centrais Electricas Brasileiras SA           838,693,810               10,918
  Companhia de Bebidas das Americas Pfd.        41,773,625                6,829
  Banco Itau SA Pfd.                            90,871,520                5,797
  Banco Bradesco SA Pfd.                     1,258,371,186                4,798
  Tele Norte Leste Participacoes SA Pfd.       457,736,915                4,633
  Companhia de Bebidas das Americas             29,269,105                4,246
  Aracruz Celulose SA Pfd. B Shares              1,882,587                3,361
  Companhia Brasileira de
    Distribuicao Grupo Pao de Acucar Pfd.      199,644,622                2,926
* Companhia Energetica de Minas Gerais Pfd.    290,601,481                2,886
  Souza Cruz SA                                    562,300                2,593
  Empresa Brasileira de Aeronautica SA Pfd.        590,700                2,568
  Unibanco-Uniao de Bancos Brasileiros SA       77,047,700                2,422
  Brasil Telecom Participacoes SA Pfd.         399,662,050                2,215
  Votorantim Celulose e Papel SA Pfd.           69,727,331                2,096
  Tele Norte Leste Participacoes SA            223,241,639                2,075
  Centrais Electricas Brasileiras SA Pfd.
    B Shares                                   154,552,724                1,914
  Telesp Celular Participacoes SA Pfd.         831,355,462                1,695
  Companhia Siderurgica Nacional SA            131,063,652                1,365
  Brasil Telecom Participacoes SA              239,886,360                1,316
  Tele Centro Oeste Celular
    Participacoes SA Pfd.                      687,817,800                1,177
  Embratel Participacoes SA Pfd.               386,231,218                1,092
  Centrais Geradoras do Sul do Brasil SA       839,177,077                  943
  Embratel Participacoes SA                    226,238,782                  707
  Tele Nordeste Celular
    Participacoes SA Pfd.                      642,429,300                  638
  Sadia SA Pfd.                                  1,282,400                  591
  Usiminas-Usinas Siderurgicas de Minas
    Gerais SA Pfd. Class A                         392,569                  577
  Companhia de Tecidos Norte de Minas Pfd.       9,623,077                  501
  Copene-Petroquimica SA Pfd. A Shares           3,065,449                  433
  Metalurgica Gerdau SA Pfd.                    37,883,500                  423
  Companhia Brasileira de
    Petroleo Ipiranga Pfd.                      98,049,000                  419
  Perdigao Agroindustrial SA                        80,238                  419
  Telecelular Sul Participacoes SA Pfd.        385,048,400                  411
* Globo Cabo SA Pfd.                             1,553,100                  381
  Fertilizantes Fosfatados SA Pfd.             194,438,700                  354
  Duratex SA Pfd.                               23,366,829                  339
  Embraer-Empresa Brasileira
    de Aeronautica SA                               83,500                  304
  Centrais Geradoras do Sul do Brasil SA       309,434,311                  302
  Bombril SA Pfd.                               78,808,831                  284
  Telecelular Sul Participacoes SA             222,243,000                  198
* Lojas Americanas SA Pfd.                     116,761,596                  121
* Inepar Industria e Construcoes SA            112,944,900                   66
* Lojas Americanas SA                           38,689,008                   43
                                                                  -------------
                                                                  $     122,224
                                                                  -------------
CZECH REPUBLIC (1.2%)
  Cesky Telecom a.s.                               343,263                2,684
  Ceske Energeticke Zavody a.s.                  1,107,420                2,266
* Ceska Sporitelna a.s.                            281,786                2,211

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                    SHARES                (000)
--------------------------------------------------------------------------------
* Komercni Banka a.s.                        $      71,040        $       1,845
  Philip Morris CR a.s.                              4,915                  900
* Unipetrol a.s.                                   321,270                  438
  Severoceske Doly a.s.                              8,280                   67
* Podnik Vypocetni Techniky a.s.                       600                   32
                                                                  -------------
                                                                  $      10,443
                                                                  -------------
HUNGARY (1.7%)
  Magyar Tavkozlesi Rt.                          1,889,570                5,907
  MOL Magyar Olaj-es Gazipari Rt.                  181,442                2,916
  OTB Bank Rt.                                      49,362                2,598
  Richter Gedeon Rt.                                34,060                1,851
  Demasz Rt.                                         7,830                  208
  Raba Rt.                                          33,275                  199
  Danubius Hotel and Spa Rt.                        13,660                  128
* Pick Szeged Rt.                                    8,129                  100
  Pannonplast Rt.                                    8,390                   84
* Fotex Rt.                                         96,330                   64
* Zalakeramia Rt.                                    5,730                   32
                                                                  -------------
                                                                  $      14,087
                                                                  -------------
INDONESIA (1.6%)
  PT Telekomunikasi Indonesia Tbk               18,409,620                4,965
  PT Gudang Garam Tbk                            1,394,500                1,198
  PT Indofood Sukses Makmur Tbk                 16,575,000                1,068
  PT Medco Energi International                  6,123,400                  862
* PT Astra International Tbk                     4,570,000                  774
  PT Semen Gresik Tbk                            1,063,000                  721
  PT Ramayana Lestari Sentosa Tbk                2,605,500                  653
* PT Makindo Tbk                                 1,776,000                  526
  PT Matahari Putra Prima Tbk                    5,290,500                  253
  PT Tempo Scan Pacific Tbk                        859,500                  250
  PT Aneka Tambang Tbk                           2,532,500                  218
  PT Bank Pan Indonesia Tbk                     11,763,000                  208
  PT Bimantara Citra Tbk                         2,037,800                  204
  PT Kalbe Farma Tbk                             8,149,748                  191
* PT Charoen Pokphand Indonesia Tbk              2,973,000                  122
  PT Citra Marga Nusaphala Persada Tbk           3,309,500                  118
* PT Gadjah Tunggal                              5,298,500                   94
  PT Timah Tbk                                     956,000                   91
  PT Bhakti Investama Tbk                        3,666,000                   89
* PT Jakarta International Hotel &
    Development                                  2,217,000                   86
* PT Asahimas Flat Glass Tbk                       639,000                   63
* PT Mayora Indah Tbk                            1,538,440                   53
* PT Duta Pertiwi Tbk                            1,857,500                   46
* PT Budi Acid Jaya Tbk                          2,442,500                   41
* PT Indorama Synthetics Tbk                       886,500                   41
* PT Mulia Industrindo Tbk                       1,867,520                   34
* PT Sinar Mas Argo                                477,900                   31
* PT Polysindo Eka Perkasa Tbk                   7,358,000                   25
* PT Pabrik Kertas Tjiwi Kimia                   1,842,500                    0
* PT Indah Kiat Pulp & Paper Corp.              10,253,122                    0
                                                                  -------------
                                                                  $      13,025
                                                                  -------------
ISRAEL (7.4%)
  Teva Pharmaceutical Industries Ltd.              244,323               15,572
* Check Point Softwarem Technologies Ltd.          427,590               12,622
* Bezeq Israeli Telecommunication Corp., Ltd.    4,409,546                4,662
  Bank Leumi Le-Israel                           2,584,733                4,615
  Bank Hapoalim Ltd.                             2,288,717                4,444
  Israel Chemicals Ltd.                          2,170,180                1,970
  IDB Holding Corp., Ltd.                           70,824                1,565
  Super Sol Ltd.                                   382,825                1,447
  Elbit Systems Ltd.                                70,290                1,330
* Orbotech Ltd.                                     59,475                1,282
  Makhteshim-Agan Industries Ltd.                  659,457                1,256
  CLAL Insurance Enterprise Holdings Ltd.           95,038                1,220
  Osem Investment Ltd.                             140,370                1,074
* The Israel Corp. Ltd.-ILS 1 Par                   10,346                  899
* Koor Industries Ltd.                              29,289                  644
  Industrial Buildings Corp.                       517,783                  593
  First International Bank
    of Israel Ltd.-ILS .05 Par                     105,000                  590
  ECI Telecom Ltd.                                 186,110                  491
  Azorim Investment Development &
    Construction Ltd.                               60,327                  445
* Agis Industries Ltd.                              53,930                  420
  First International Bank
    of Israel Ltd.-ILS .01 Par                     380,832                  394
* Property & Building Corp.                          7,241                  385
  Africa-Israel Investments Ltd.                     4,994                  365
  Delta-Galil Industries Ltd.                       36,830                  333
  Elite Industries Ltd.-ILS 5 Par                   10,185                  331
  Elco Holdings Ltd.                               60,686                   308
* Matav-Cable Systems Media Ltd.                    51,490                  283
  American Israeli Paper Mills Ltd.                  7,462                  249
* Scitex Corp., Ltd.                                73,500                  242
  Jerusalem Economic Corp., Ltd.                   78,879                   235
  Africa-Israel Investments (1985) Ltd.                330                  228
* Elbit Medical Imaging Ltd.                        40,410                  222
  Elite Industries Ltd.-ILS 1 Par                   34,463                  217

--------------------------------------------------------------------------------
                                                                         MARKET
EMERGING MARKETS                                                         VALUE*
STOCK INDEX FUND                                    SHARES                (000)
--------------------------------------------------------------------------------


* The Israel Land Development Co., Ltd.             48,279                  207
* Formula Systems (1985) Ltd.                       15,880                  193
* Israel Petrochemical Enterprises Ltd.             61,356                  174
* Ormat Industries Ltd.                            110,794                  147
* Fundtech Ltd.                                     26,300                  134
* Mehadrin Ltd.                                      8,980                  121
* Gilat Satellite Networks Ltd.                     38,109                   84
  Ackerstein Industries Ltd.                        82,210                   77
                                                                  -------------
                                                                  $      62,070
                                                                  -------------

MEXICO (19.0%)
  Telefonos de Mexico SA Series L               19,098,226               32,615
  Wal-Mart de Mexico SA                          7,031,855               16,751
  America Movil SA de CV Series L               19,683,026               14,701
  Grupo Modelo SA de CV Series C                 5,896,387               13,575
  Cemex SA CPO                                   2,910,570               13,370
* Grupo Financiero BBV Bancomer SA de CV        16,257,534               12,335
  Telefonos de Mexico SA Series A                5,555,377                9,487
* Grupo Televisa SA CPO                          5,547,671                8,485
  Kimberly Clark de Mexico SA de CV Series A     2,327,138                6,338
  Fomento Economico Mexica UBD                   1,924,130                5,989
  Grupo Bimbo SA                                 2,209,700                4,454
  America Movil SA de CV Series A                5,555,377                4,137
* Grupo Carso SA de CV Series A1                 1,642,927                4,065
  Wal-Mart de Mexico SA de CV                    1,032,290                2,234
  Grupo Continental SA                           1,369,842                1,746
  Grupo Mexico SA de CV                          1,247,409                1,483
  Controladora Comercial
    Mexicana SA de CV (Units)                    1,955,915                1,163
  Tubos de Acero de Mexico SA                      614,250                1,139
  Grupo Electra SA CPO                           2,180,710                1,061
  Alfa SA de CV Series A                         1,069,399                  957
  Desc SA de CV Series B                         2,456,475                  916
* Industrias Penoles SA Series CP                  715,959                  708
  Vitro SA                                         551,760                  447
  Grupo Industrial Maseca SA de CV Series B      1,634,560                  424
* Savia SA de CV                                   804,510                  322
                                                                  -------------
                                                                  $     158,902
                                                                  -------------
PHILIPPINES (1.3%)
  Philippine Long Distance Telephone Co.           307,836                2,252
  SM Prime Holdings, Inc.                       18,055,820                1,946
* Metropolitan Bank & Trust Co.                    608,993                1,934
  San Miguel Corp. Class B                       1,456,613                1,262
  Ayala Land, Inc.                               9,167,171                  776
* Philippine National Bank Corp.                   703,024                  650
* Manila Electric Co.                              752,693                  478
  Union Bank of the Philippines Corp.              967,500                  324
* Petron Corp.                                  16,232,554                  319
  Universal Robina Corp.                         3,243,370                  256
* Security Bank Corp.                              659,718                  229
* Union Cement Corp.                            10,040,361                  216
* Filinvest Land, Inc.                           8,381,920                  177
* RFM Corp.                                      3,114,200                  123
  Ionics Inc.                                      840,950                  100
* International Container
    Terminal Services, Inc.                      3,704,532                   94
* Southeast Asia Cement Holdings Inc.           13,742,899                   32
* Music Corp.                                    1,606,947                   12
                                                                  -------------
                                                                  $      11,180
                                                                  -------------
POLAND (2.1%)
* Telekomunikacja Polska SA                      1,281,794                4,777
  Polski Koncern Naftowy SA                        762,351                3,475
* Bank Polska Kasa Opieki Grupa Pekao SA           149,458                2,758
  Bank Rozwoju Eksportu SA                          43,421                1,135
  KGHM Polska Miedz SA                             355,471                1,016
* Elektrim Spolka Akcyjna SA                       157,685                  794
* Agora SA                                          49,916                  675
  Celuloza Zaklady Celulozy
    i Papieru w Swieciu SA                          92,002                  573
* Prokom Software SA                                22,150                  563
* Orbis SA                                          85,480                  365
* Budimex SA                                        47,300                  295
  Softbank SA                                       36,760                  235
  Przedsiebiorstwo Farmaceutyczne JELFA SA          13,410                  163
* Optimus SA                                        12,400                  160
  Mostostal-Export SA                              119,318                   91
* Mostostal Zabrze-Holding SA                       42,454                   65
                                                                  -------------
                                                                  $      17,140
                                                                  -------------
SOUTH AFRICA (18.2%)
  Anglo American PLC                             2,554,549               32,950
  Anglo American Platinum Corp., Ltd.              397,539               12,996
  Sasol Ltd.                                     1,215,976               10,615
  South African Breweries Ltd.                   1,415,227                8,827
  Firstrand Ltd.                                 9,968,795                8,100
  Anglogold Ltd.                                   196,254                6,624
  Remgro Ltd.                                      954,445                6,490
  Nedcor Ltd.                                      445,387                6,350
  M-Cell Ltd.                                    2,987,354                4,737
  Sanlam Ltd.                                    4,844,989                4,523
  Impala Platinum Holdings Ltd.                    121,549                4,327

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                    SHARES                (000)
--------------------------------------------------------------------------------
  Amalgamated Banks of
    South Africa Group Ltd.                  $   1,193,276        $       4,202
  Sappi Ltd.                                       436,633                4,076
  Gold Fields Ltd.                                 828,044                3,759
  Liberty Group Ltd.                               497,633                2,829
  Invested Group Ltd.                              157,506                2,666
  Bidvest Group Ltd. mdis                          539,433                2,566
* Dimension Data Holdings PLC                    2,258,512                2,444
  Imperial Holdings Ltd.                           396,194                2,404
  Barloworld Ltd.                                  393,515                2,079
  Tiger Brands Ltd.                                304,990                1,990
  BOE Ltd.                                       4,310,810                1,692
* Iscor Ltd.                                       477,906                1,566
* New Africa Capital Ltd.                        1,283,270                1,157
  Nampak Ltd.                                      943,760                1,126
  Pick'n Pay Stores Ltd.                           908,560                1,070
  Coronation Holdings Ltd.                         171,530                  917
  African Bank Investments Ltd.                    951,707                  883
  Tongaat-Hulett Group Ltd.                        181,877                  839
  JD Group Ltd.                                    207,572                  724
* Comparex Holdings Ltd.                           602,120                  709
  Shoprite Holdings Ltd.                           949,757                  675
  Reunert Ltd.                                     369,640                  659
  Woolworths Holdings Ltd.                       1,676,000                  658
  Metro Cash & Carry Ltd.                        3,196,108                  627
  Naspers Ltd.                                     290,560                  558
* MIH Holdings Ltd.                                464,890                  464
* Wooltru Ltd. N Shares                            491,163                  417
  Foschini Ltd.                                    461,210                  357
* Wooltru Ltd.                                     381,529                  320
  African Life Assurance Company Ltd.              212,946                  294
  Pepkor Ltd.                                      385,270                  186
  Primedia Ltd.                                    399,850                  161
* Profurn Ltd.                                   1,861,240                  103
                                                                  -------------
                                                                  $     151,716
                                                                  -------------
SOUTH KOREA (20.7%)
  Samsung Electronics Co., Ltd.                    299,570               40,135
  SK Telecom Co., Ltd.                             151,710               28,760
  Korea Electric Power Corp.                     1,092,250               17,206
  Kookmin Bank                                     515,930                7,968
  Hyundai Motor Co., Ltd.                          484,640                7,784
  Pohang Iron & Steel Co., Ltd.                     82,610                5,677
  H&CB                                             204,654                5,334
  Korea Telecom Corp.                              134,090                4,970
* Shinhan Financial Group Ltd.                     474,910                4,089
  Pohang Iron & Steel Co., Ltd. ADR                225,000                3,859
  Samsung SDI Co., Ltd.                             81,650                3,279
  Samsung Electro-Mechanics Co.                    133,010                2,979
* Samsung Securities Co., Ltd.                     112,150                2,906
  Samsung Fire & Marine Insurance Co., Ltd.         90,670                2,836
  LG Electronics, Inc.                             224,990                2,337
  Shinsegae Co., Ltd.                               29,984                2,128
  Hana Bank                                        211,970                1,645
* Daewoo Securities Co., Ltd.                      290,470                1,637
* LG Investment & Securities Co., Ltd.              245,590               1,574
* LG Chem Ltd.                                     123,452                1,525
  Cheil Jedang Corp.                                46,460                1,302
  Kumkang Korea Chemical Co., Ltd.                  19,000                1,232
  Samsung Corp.                                    273,630                1,230
  Hite Brewery Co., Ltd.                            33,830                1,228
  Daishin Securities Co.                           130,160                1,171
* Samsung Heavy Industries Co., Ltd.               388,670                1,098
* Hyundai Securities Co.                           171,410                  966
  S1 Corp.                                          64,170                  808
* Serome Technology Inc.                            61,210                  756
  Cheil Communications Inc.                          7,820                  694
* Korea Exchange Bank                              373,060                  652
* LG Household & Health Care Ltd.                   29,512                  639
  Daelim Industrial Co.                             74,560                  639
  Dae Duck Electronics Co.                          82,294                  609
  Hyundai Department Store Co., Ltd.                46,390                  573
  LG Cable Ltd.                                     53,840                  549
* Dongwon Securities Co.                           133,660                  547
  Cheil Industrial, Inc.                            88,690                  476
  Korean Air Co. Ltd.                              129,438                  470
  SK Global Co., Ltd.                               96,728                  462
  Hankook Tire Co., Ltd.                           258,480                  421
  Hyosung Corp.                                     47,258                  418
* Doosan Corp.                                      36,660                  418
* Anam Semiconductor Inc.                          181,210                  413
* Daum Communications Corp.                         17,376                  398
  Samsung Fine Chemicals Co., Ltd.                  45,940                  397
  Honam Petrochemical Corp.                         55,830                  388
* Hanwha Chemical Corp.                            183,690                  378
  Hotel Shilla Co.                                  71,480                  350
  Korea Zinc Co., Ltd.                              32,450                  328
  LG Chem Investment Ltd.                           63,604                  325
* Korea Information &
    Communications Co., Ltd.                        20,770                  269
  Trigem Computer, Inc.                             70,560                  260
  Samyang Corp.                                     22,021                  247
* LG Insurance Co., Ltd.                           117,270                  242
  Dong-A Pharmaceutical Co., Ltd.                   14,794                  239
  Hanjin Heavy Industries Co., Ltd.                107,870                  236
  Korea Technology & Banking Network Corp.         106,340                  235
* Hyundai Merchant Marine Co., Ltd.                175,560                  233
* Haansoft Inc.                                     85,390                  224
  Handysoft Corp.                                   34,449                  215
  Namhae Chemical Corp.                            111,760                  186
  Green Cross Corp.                                  8,540                  179

--------------------------------------------------------------------------------
                                                                         MARKET
EMERGING MARKETS                                                         VALUE*
STOCK INDEX FUND                                    SHARES                (000)
--------------------------------------------------------------------------------
  Hansol Paper Co., Ltd.                            69,480                  167
* Daou Technology Inc.                              74,160                  149
  Daesang Corp.                                     85,188                  144
  Isu Chemical Co., Ltd.                            17,740                  125
* Medison Co., Ltd.                                 53,850                   95
  Kukdo Chemical Co., Ltd.                           8,450                   77
                                                                  -------------
                                                                  $     172,485
                                                                  -------------
THAILAND (3.0%)
  Advanced Information Service
    Public Co., Ltd. (Foreign)                   4,298,000                3,989
  PTT Exploration & Production PLC (Foreign)     1,197,500                2,638
  BEC World Public Co., Ltd.(Foreign)              368,923                1,667
* Bangkok Bank PLC (Foreign)                     1,761,610                1,665
  Siam City Cement PLC (Foreign)                   459,326                1,397
* Siam Commercial Bank Cvt. Pfd.                 4,163,980                1,374
* Thai Farmers Bank PLC (Foreign)                3,655,020                1,369
* Siam Cement PLC (Foreign)                        120,921                1,309
* TelecomAsia PLC (Foreign)                      5,306,600                1,044
  Delta Electronics (Thailand)
    Public Co., Ltd. (Foreign)                     219,469                  908
* Land & House PLC (Foreign)                     1,134,502                  850
  Charoen Pokphand Foods
    Public Co., Ltd. (Foreign)                   7,028,000                  817
  Electricity Generating PLC (Foreign)             812,500                  645
* Siam Commercial Bank PLC (Foreign)             1,609,983                  522
* National Finance & Securities PLC (Foreign)    2,369,762                  461
  Thai Union Frozen Products Public Co., Ltd.      270,300                  423
  National Petrochemical PLC (Foreign)             551,500                  379
* Bank of Ayudhya PLC (Foreign)                  3,351,600                  345
  Hana Microelectronics Public
    Co., Ltd. (Foreign)                            286,400                  340
* Siam Cement PLC (Local)                           32,819                  297
* United Communication Industry
    PLC (Foreign)                                  785,500                  281
  Bangkok Expressway PLC (Foreign)               1,359,900                  265
* Industrial Finance Corp. of
    Thailand PLC (Foreign)                       2,206,200                  257
  Siam Makro Public Co., Ltd. (Foreign)            280,100                  249
  Banpu PLC (Foreign)                              429,100                  245
* United Broadcasting Corp. PLC (Foreign)        1,352,776                  209
  Saha-Union PLC (Foreign)                         524,600                  147
* Securities Thailand PLC (Foreign)              2,563,190                  132
  Bangkok Insurance Co., Ltd. (Local)               31,800                  115
* Italian-Thai Development PLC (Foreign)           438,600                  110
  ABN AMRO Asia Securities Co., Ltd.
    (Foreign)                                      245,340                  107
* Regional Container Lines PLC (Foreign)           146,400                   98
  Ayudhya Insurance PLC (Foreign)                   42,100                   85
* Nation Multimedia Group PLC (Foreign)            313,195                   70
* Bangkok Bank PLC (Local)                          96,400                   70
* Tipco Asphalt PLC (Foreign)                      202,400                   55
* TelecomAsia Corp. Public Co.,
    Ltd. (Foreign) Warrants Exp. 4/3/2010        1,020,789                    0
                                                                  -------------
                                                                  $      24,934
                                                                  -------------
TURKEY (2.8%)
  Turkiye Is Bankasi A.S.C Shares            1,495,893,003                5,359
* Yapi ve Kredi Bankasi A.S.                 1,395,824,559                2,544
  Anadolu Efes Biracilik ve Malt Sanayi A.S.    91,826,946                1,818
  Tupras-Turkiye Petrol Rafinerileri A.S.      275,197,185                1,816
* Turkiye Garanti Bankasi A.S.               1,395,025,420                1,403
  Arcelik A.S.                                 164,936,911                1,089
  Migros Turk A.S.                              17,049,025                1,061
* Ford Otomotiv Sanayi A.S.                    133,739,000                  925
* Turkcell Iletisim Hizmetleri A.S.            179,467,075                  891
* Eregli Demir ve Celik Fabrikalari A.S.        81,024,350                  815
* Tofas Turk Otomobil Fabrikasi A.S.           120,402,183                  742
  Aygaz A.S.                                    36,952,652                  494
* Vestel Elektronik Sanayi ve Ticaret A.S.     281,492,635                  487
  Alarko Holdings A.S.                          29,867,276                  399
  Trakya Cam Sanayii A.S.                      129,885,613                  396
  Aksigorta A.S.                                64,139,700                  375
  Cimentas Izmir Cimento Fabrikasi T.A.S.       18,705,300                  370
* Aksa Akrilik Kimya Sanayii A.S.               30,744,595                  357
  Akcansa Cimento A.S.                          68,574,420                  310
  Netas-Northern Elektrik
    Telekomunikasyon A.S.                       12,444,600                  278
  Cisma Cemento Sanayi ve Ticaret A.S.          30,920,092                  257

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                    SHARES                (000)
--------------------------------------------------------------------------------
  Brisa Bridgestone Sabanci Lastik Sanayi
    ve Ticaret A.S.                          $  13,657,300        $         223
  Kordsa Kord Bezi Sanayi ve Ticaret A.S.       61,267,072                  216
  Adana Cimento Sanayii T.A.S.                  35,373,400                  142
  Tat Konserve Sanayii A.S.                     23,005,400                  110
* Eczacibasi Ilac Sanayi ve Ticaret A.S.        25,115,500                   93
  Sarkuysan Elektrolitik Bakir Sanayi ve
    Ticaret A.S.                                 8,752,939                   77
  Usas Ucak Servisi A.S.                            85,500                   77
* Efes Sinai Yatirim Holding A.S.               52,536,800                   73
* Goodyear Lastikleri T.A.S.                    19,476,262                   70
  Bagfas Bandirma Gubre
  Fabrikalari A.S.                               4,034,000                   46
* Doktas Dokumculuk Ticaret ve Sanayii A.S.     28,026,700                   39
* Turk Demir Dokum Fabrikalari A.S.             14,899,256                   34
  Turkiye Is Bankasi A.S. B Shares                  76,100                   31
  Kartonsan Karton Sanayi ve Ticaret A.S.          652,000                   24
  Kav Danismanlik Pazarlama ve Ticaret A.S.      9,776,250                   19
* Sabah Yayincilik A.S.                         47,085,800                    0
* Ihlas Holding A.S.                            22,713,974                    0
* Cukurova Elektrik A.S.                           712,000                    0
                                                                  -------------
                                                                  $      23,460
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $1,206,893)                                             $     795,541
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  2.60%, 11/1/2001 (Cost $41,395)            $      41,395        $      41,395
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
    (Cost $1,248,288)                                                   836,936
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets--Note B                                              $       1,817
Liabilities                                                              (4,028)
                                                                  --------------
                                                                  $      (2,211)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                 $     834,725
================================================================================
*    See Note A in Notes to Financial Statements.
*    Non-income-producing security. ILS--Israeli Shekel.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                         Amount
                                                                          (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                   $   1,328,712
Undistributed Net
  Investment Income--Note F                                              18,080
Accumulated Net
  Realized Losses--Note F                                              (100,408)
Unrealized Depreciation--Note E
  Investment Securities                                                (411,352)
  Foreign Currencies                                                       (307)
--------------------------------------------------------------------------------
NET ASSETS                                                        $     834,725
================================================================================

Investor Shares--Net Assets
Applicable to 105,664,702 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $     769,591
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
    INVESTOR SHARES                                               $        7.28
================================================================================

Institutional Shares--Net Assets
Applicable to 8,932,676 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $      65,134
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
    INSTITUTIONAL SHARES                                          $        7.29
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
TOTAL INTERNATIONAL STOCK INDEX FUND                SHARES                 (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
Vanguard European Stock Index Fund
  Investor Shares                            $  89,687,895        $   1,748,914
Vanguard Pacific Stock Index Fund
  Investor Shares                              103,513,994              702,860
Vanguard Emerging Markets Stock Index Fund
  Investor Shares                               38,315,243              278,935
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
    (Cost $3,432,593)                                             $   2,730,709
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  2.60%, 11/1/2001 (Cost $34)                $          34        $          34
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
    (Cost $3,432,627)                                                 2,730,743
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets                                                             13,962
Liabilities                                                             (13,041)
                                                                  --------------
                                                                  $         921
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 303,687,858 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $   2,731,664
================================================================================

NET ASSET VALUE PER SHARE                                         $        8.99
================================================================================
*    See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------

                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
Paid-in Capital                              $   3,440,631        $       11.33
Undistributed Net Investment Income                    301                   --
Accumulated Net Realized Losses-Note F              (7,384)                (.03)
Unrealized Depreciation-Note E                    (701,884)               (2.31)
--------------------------------------------------------------------------------
NET ASSETS                                   $   2,731,664        $        8.99
================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
DEVELOPED MARKETS INDEX FUND                        SHARES                 (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.8%)
Vanguard European Stock Index Fund
  Investor Shares                            $   5,310,162        $     103,548
Vanguard Pacific Stock Index Fund
  Investor Shares                                6,129,028               41,616
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
    (Cost $187,618)                                               $     145,164
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
   2.60%, 11/1/2001 (Cost $578)              $         578        $         578
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost $188,196)                                                       145,742
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
Other Assets                                                                254
Liabilities                                                                (603)
                                                                  --------------
                                                                  $        (349)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 21,289,713 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $     145,393
================================================================================

NET ASSET VALUE PER SHARE                                         $        6.83
================================================================================
*    See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
Paid-in Capital                              $     187,852        $        8.82
Overdistributed Net Investment Income                  (14)                  --
Accumulated Net Realized Gains                           9                   --
Unrealized Depreciation--Note E                    (42,454)               (1.99)
--------------------------------------------------------------------------------
NET ASSETS                                   $     145,393        $        6.83
================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL DEVELOPED MARKETS INDEX FUND          SHARES                 (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
Vanguard European Stock Index Fund
  Institutional Shares                       $   7,543,044        $     147,240
Vanguard Pacific Stock Index Fund
  Institutional Shares                           8,710,743               59,146
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (Cost $265,848)                                                 $     206,386
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets                                                                520
Liabilities                                                                (587)
                                                                  --------------
                                                                            (67)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 30,416,583 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $     206,319
================================================================================
NET ASSET VALUE PER SHARE                                         $        6.78
================================================================================
*    See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
Paid-in Capital                              $     265,704        $        8.73
Undistributed Net Investment Income                     66                   --
Accumulated Net Realized Gains                          11                   --
Unrealized Depreciation--Note E                    (59,462)               (1.95)
--------------------------------------------------------------------------------
NET ASSETS                                   $     206,319        $        6.78
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the two most recent reporting periods, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. The Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds' Income Distributions Received from the other funds' net income have been reduced by their share of the other funds' expenses. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the periods.

-----------------------------------------------------------------------------------------------------------------
                                         EUROPEAN STOCK INDEX FUND                  PACIFIC STOCK INDEX FUND
                                      ---------------------------------       -----------------------------------
                                          JAN. 1 TO          YEAR ENDED           JAN. 1 TO           YEAR ENDED
                                      OCT. 31, 2001       DEC. 31, 2000       OCT. 31, 2001        DEC. 31, 2000
                                              (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                          $      94,272       $     108,272       $      19,780        $      22,927
  Interest                                    1,004               1,293               1,005                1,128
  Security Lending                            6,421               3,773                 560                  615
-----------------------------------------------------------------------------------------------------------------
    Total Income                            101,697             113,338              21,345               24,670
-----------------------------------------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                   43                  46                  43                   43
  Management and Administrative
    Investor Shares                           9,342              12,955               4,158                7,093
    Admiral Shares                              104                  --                  42                   --
    Institutional Shares                        277                 200                 166                  153
  Marketing and Distribution
    Investor Shares                             644                 797                 259                  277
    Admiral Shares                                1                  --                  --                   --
    Institutional Shares                         41                   8                  15                    3
  Custodian Fees                              2,128               2,820                 672                1,080
  Auditing Fees                                  15                  11                  15                    9
  Shareholders' Reports
    Investor Shares                             133                 164                  54                   56
    Admiral Shares                               --                  --                  --                   --
    Institutional Shares                          4                  --                   2                   --
  Trustees' Fees and Expenses                     7                   8                   3                    3
-----------------------------------------------------------------------------------------------------------------
    Total Expenses                           12,739              17,009               5,429                8,717
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                        88,958              96,329              15,916               15,953
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold               (9,275)            (45,228)            (15,470)              37,681
    Futures Contracts                       (11,459)             (6,694)            (15,723)              (3,296)
    Foreign Currencies and Forward
     Currency Contracts                      (1,306)             (5,080)             (1,107)              (2,720)
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                    (22,040)            (57,002)            (32,300)              31,665
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
    Investment Securities                (1,573,934)           (554,973)           (466,063)            (719,221)
    Futures Contracts                         2,745              (1,492)              2,187               (1,329)
    Foreign Currencies and Forward
     Currency Contracts                      (1,482)                771                (782)                (236)
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                         (1,572,671)           (555,694)           (464,658)            (720,786)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS           $  (1,505,753)      $    (516,367)      $    (481,042)       $    (673,168)
=================================================================================================================
*    Dividends are net of foreign  withholding taxes of $5,745,000,  $7,178,000,
     $1,882,000, and $2,121,000, respectively.

--------------------------------------------------------------------------------
                                                     EMERGING MARKETS
                                                     STOCK INDEX FUND
                                      ------------------------------------------
                                          JAN. 1 TO                 YEAR ENDED
                                      OCT. 31, 2001              DEC. 31, 2000
                                              (000)                      (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                          $      24,641                 $   19,701
  Interest                                    1,767                      3,239
  Security Lending                                6                        120
--------------------------------------------------------------------------------
    Total Income                             26,414                     23,060
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                   42                         46
  Management and Administrative
    Investor Shares                           2,708                      3,737
    Institutional Shares                        153                         19
  Marketing and Distribution
    Investor Shares                             127                        142
    Institutional Shares                         10                         --
  Custodian Fees                              1,640                      2,444
  Auditing Fees                                  15                         10
  Shareholders' Reports
    Investor Shares                              34                         43
    Institutional Shares                          1                         --
  Trustees' Fees and Expenses                     1                          2
--------------------------------------------------------------------------------
    Total Expenses                            4,731                      6,443
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                        21,683                     16,617
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                  4,937                     41,893
  Futures Contracts                              --                         --
  Foreign Currencies and Forward
    Currency Contracts                       (1,375)                    (1,138)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                      3,562                     40,755
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
  Investment Securities                    (207,564)                  (414,097)
  Futures Contracts                              --                         --
  Foreign Currencies and Forward
    Currency Contracts                         (282)                       123
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                           (207,846)                  (413,974)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS           $    (182,601)                $ (356,602)
================================================================================
*Dividends are net of foreign withholding taxes of $1,801,000 and $1,378,000, respectively.

-----------------------------------------------------------------------------------------------------------------
                                            TOTAL INTERNATIONAL                            DEVELOPED
                                             STOCK INDEX FUND                         MARKETS INDEX FUND
                                      ---------------------------------       -----------------------------------
                                          JAN. 1 TO          YEAR ENDED           JAN. 1 TO            MAY 8* TO
                                      OCT. 31, 2001       DEC. 31, 2000       OCT. 31, 2001        DEC. 31, 2000
                                              (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Income Distributions Received       $       1,116       $      46,521       $          29        $       1,527
  Interest                                      130                 343                  11                   37
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note C                 1,246              46,864                  40                1,564
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Capital Gain Distributions
    Received                                     --               2,954                  --                   --
  Investment Securities Sold                 (7,257)                 --                   7                    2
-----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                     (7,257)              2,954                   7                    2
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT
    SECURITIES                             (760,655)           (525,892)            (34,614)              (7,840)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS           $    (766,666)      $    (476,074)      $     (34,567)       $      (6,274)
=================================================================================================================
*Inception.


--------------------------------------------------------------------------------
                                                INSTITUTIONAL DEVELOPED
                                                    MARKETS INDEX FUND
                                      ------------------------------------------
                                          JAN. 1 TO                 JUNE 1* TO
                                      OCT. 31, 2001              DEC. 31, 2000
                                              (000)                      (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Income Distributions Received       $          62                $     2,061
  Interest                                       12                         61
--------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note C                    74                      2,122
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Capital Gain Distributions Received            --                         --
  Investment Securities Sold                      3                          8
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                          3                          8
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT
    SECURITIES                              (48,998)                   (10,464)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS           $     (48,921)               $    (8,334)
================================================================================
*Inception.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                 EUROPEAN STOCK INDEX FUND
                                      ------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                          JAN. 1 TO  ---------------------------
                                      OCT. 31, 2001          2000           1999
                                              (000)         (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income               $      88,958   $    96,329   $    99,720
  Realized Net Gain (Loss)                  (22,040)      (57,002)       41,918
  Change in Unrealized Appreciation
    (Depreciation)                       (1,572,671)     (555,694)      712,190
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations     (1,505,753)     (516,367)      853,828
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                          (2,183)      (89,427)     (103,284)
    Admiral Shares                               --            --            --
    Institutional Shares                       (140)       (4,180)           --
  Realized Capital Gain
    Investor Shares                              --       (10,625)      (30,952)
    Admiral Shares                               --            --            --
    Institutional Shares                         --            --            --
--------------------------------------------------------------------------------
  Total Distributions                        (2,323)     (104,232)     (134,236)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                           (32,228)      111,059       907,342
  Admiral Shares                            279,751            --            --
  Institutional Shares                       39,307       297,921            --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions              286,830       408,980       907,342
--------------------------------------------------------------------------------
  Total Increase (Decrease)              (1,221,246)     (211,619)    1,626,934
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                     5,894,621     6,106,240     4,479,306
--------------------------------------------------------------------------------
  End of Period                       $   4,673,375   $ 5,894,621   $ 6,106,240
================================================================================

--------------------------------------------------------------------------------
                                                PACIFIC STOCK INDEX FUND
                                      ------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                          JAN. 1 TO  ---------------------------
                                      OCT. 31, 2001          2000           1999
                                              (000)         (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income               $      15,916   $    15,953   $    15,626
  Realized Net Gain (Loss)                  (32,300)       31,665        15,375
  Change in Unrealized Appreciation
    (Depreciation)                         (464,658)     (720,786)      738,333
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations       (481,042)     (673,168)      769,334
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                              --       (25,002)      (18,206)
    Admiral Shares                               --            --            --
    Institutional Shares                         --        (1,301)           --
  Realized Capital Gain
    Investor Shares                              --            --            --
    Admiral Shares                               --            --            --
    Institutional Shares                         --            --            --
--------------------------------------------------------------------------------
    Total Distributions                          --       (26,303)      (18,206)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                            13,373       (29,057)      742,369
  Admiral Shares                             88,097            --            --
  Institutional Shares                       13,678       126,694            --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions              115,148        97,637       742,369
--------------------------------------------------------------------------------
    Total Increase (Decrease)              (365,894)     (601,834)    1,493,497
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                     1,924,495     2,526,329     1,032,832
--------------------------------------------------------------------------------
  End of Period                       $   1,558,601   $ 1,924,495   $ 2,526,329
================================================================================

--------------------------------------------------------------------------------
                                              EMERGING MARKETS STOCK INDEX FUND
                                      ------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                          JAN. 1 TO  ---------------------------
                                      OCT. 31, 2001          2000           1999
                                              (000)         (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                 $      21,683   $    16,617   $    20,534
Realized Net Gain (Loss)                      3,562        40,755       (44,358)
Change in Unrealized Appreciation
  (Depreciation)                           (207,846)     (413,974)      418,174
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations       (182,601)     (356,602)      394,350
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                          (1,050)      (22,021)      (23,915)
    Institutional Shares                        (98)         (457)           --
  Realized Capital Gain
    Investor Shares                              --            --            --
    Institutional Shares                         --            --            --
--------------------------------------------------------------------------------
Total Distributions                          (1,148)      (22,478)      (23,915)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                            21,616       149,922       190,222
  Institutional Shares                       64,138        24,233            --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions               85,754       174,155       190,222
--------------------------------------------------------------------------------
    Total Increase (Decrease)               (97,995)     (204,925)      560,657
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                       932,720     1,137,645       576,988
--------------------------------------------------------------------------------
  End of Period                       $     834,725   $   932,720   $ 1,137,645
================================================================================


--------------------------------------------------------------------------------
                                          TOTAL INTERNATIONAL STOCK INDEX FUND
                                      ------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                          JAN. 1 TO  ---------------------------
                                      OCT. 31, 2001          2000           1999
                                              (000)         (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                 $       1,246   $    46,864   $    36,952
Realized Net Gain (Loss)                     (7,257)        2,954         7,734
Change in Unrealized Appreciation
    (Depreciation)                         (760,655)     (525,892)      491,852
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations       (766,666)     (476,074)      536,538
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                          --       (47,616)      (36,705)
  Realized Capital Gain                          --       (10,356)       (1,332)
--------------------------------------------------------------------------------
    Total Distributions                          --       (57,972)      (38,037)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions--Note H      578,552       884,245       695,596
--------------------------------------------------------------------------------
    Total Increase (Decrease)              (188,114)      350,199     1,194,097
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                     2,919,778     2,569,579     1,375,482
--------------------------------------------------------------------------------
  End of Period                       $   2,731,664   $ 2,919,778   $ 2,569,579
================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                 DEVELOPED                            INSTITUTIONAL DEVELOPED
                                             MARKETS INDEX FUND                         MARKETS INDEX FUND
                                      ---------------------------------       -----------------------------------
                                          JAN. 1 TO           MAY 8* TO           JAN. 1 TO           JUNE 1* TO
                                      OCT. 31, 2001       DEC. 31, 2000       OCT. 31, 2001        DEC. 31, 2000
                                              (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                 $          40       $       1,564       $          74        $       2,122
Realized Net Gain (Loss)                          7                   2                   3                    8
Change in Unrealized Appreciation
    (Depreciation)                          (34,614)             (7,840)            (48,998)             (10,464)
-----------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations        (34,567)             (6,274)            (48,921)              (8,334)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                          --              (1,618)                 --               (2,119)
  Realized Capital Gain                          --                  --                  --                   --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                          --              (1,618)                 --               (2,119)
-----------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions--Note H       81,202             106,650              83,940              181,753
-----------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                46,635              98,758              35,019              171,300
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                        98,758                  --             171,300                   --
-----------------------------------------------------------------------------------------------------------------
  End of Period                       $     145,393       $      98,758       $     206,319        $     171,300
=================================================================================================================
*Inception.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. The Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds' expense ratios are zero because they pay no direct expenses; these funds' share of the expenses of the other funds in which they invest reduces the income received from them. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------------
                                                                   EUROPEAN STOCK INDEX FUND INVESTOR SHARES
                                                                              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                        JAN. 1 TO  -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     OCT. 31, 2001      2000          1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  25.99   $ 28.82      $  25.28    $  20.13    $  16.57    $  14.02
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .37      .335           .50         .41         .38         .34
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 (6.85)   (2.692)         3.69        5.40        3.63        2.63
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               (6.48)   (2.357)         4.19        5.81        4.01        2.97
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.01)    (.423)         (.50)       (.52)       (.37)       (.36)
  Distributions from Realized Capital Gains           --     (.050)         (.15)       (.14)       (.08)       (.06)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                             (.01)    (.473)         (.65)       (.66)       (.45)       (.42)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                  $  19.50   $ 25.99      $  28.82    $  25.28    $  20.13    $  16.57
=====================================================================================================================

TOTAL RETURN*                                    -24.94%    -8.18%        16.62%      28.86%      24.23%      21.26%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $  4,165   $ 5,611      $  6,106    $  4,479    $  2,432    $  1,595
  Ratio of Total Expenses to
    Average Net Assets                           0.30%**     0.29%         0.29%       0.29%       0.31%       0.35%
  Ratio of Net Investment Income to
    Average Net Assets                           2.08%**     1.64%         1.99%       1.97%       2.19%       2.45%
  Portfolio Turnover Rate                             3%        8%            7%          7%          3%          4%
=====================================================================================================================
*    Total returns do not reflect the  transaction  fee on purchases  (0.5% from
     11/3/1997 through  3/31/2000,  1.0% from 1996 through 11/2/1997) or the $10 annual account maintenance fee applied on balances under $10,000.
**   Annualized.

--------------------------------------------------------------------------------
                                        EUROPEAN STOCK INDEX FUND ADMIRAL SHARES
                                                                     AUG. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      OCT. 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                      .12
  Net Realized and Unrealized Gain (Loss) on Investments                  (4.35)
--------------------------------------------------------------------------------
    Total from Investment Operations                                      (4.23)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        --
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
    Total Distributions                                                       --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                          $  45.77
================================================================================

TOTAL RETURN                                                              -8.46%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $    261
  Ratio of Total Expenses to Average Net Assets                          0.25%**
  Ratio of Net Investment Income to Average Net Assets                   0.70%**
  Portfolio Turnover Rate                                                     3%
================================================================================
 *   Inception.
**   Annualized.


--------------------------------------------------------------------------------
                                  EUROPEAN STOCK INDEX FUND INSTITUTIONAL SHARES

                                                       JAN. 1 TO      MAY 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     OCT. 31, 2001   DEC. 31, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  25.99        $  27.22
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .390            .172
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (6.848)         (.965)
--------------------------------------------------------------------------------
  Total from Investment Operations                        (6.458)         (.793)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.012)         (.437)
  Distributions from Realized Capital Gains                   --              --
--------------------------------------------------------------------------------
  Total Distributions                                      (.012)         (.437)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                          $  19.52        $  25.99
================================================================================

TOTAL RETURN                                             -24.85%          -2.89%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $    248        $    284
  Ratio of Total Expenses to
    Average Net Assets                                   0.20%**         0.20%**
  Ratio of Net Investment Income to
    Average Net Assets                                   2.13%**         1.19%**
  Portfolio Turnover Rate                                     3%              8%
================================================================================
 *   Inception.
**   Annualized.

---------------------------------------------------------------------------------------------------------------------
                                                                   Pacific Stock Index Fund Investor Shares
                                                                              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                        JAN. 1 TO  -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     OCT. 31, 2001      2000          1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   8.95   $ 12.22      $   7.84    $  7.72     $  10.51    $  11.50
INVESTMENT OPERATIONS
  Net Investment Income                              .07      .077           .08        .085         .09         .10
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 (2.23)   (3.222)         4.39        .100       (2.79)      (1.00)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               (2.16)   (3.145)         4.47        .185       (2.70)       (.90)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                --     (.125)         (.09)      (.065)       (.09)       (.09)
  Distributions from Realized Capital Gains           --        --            --          --          --          --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                               --     (.125)         (.09)      (.065)       (.09)       (.09)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                  $   6.79   $  8.95      $  12.22    $   7.84    $   7.72    $  10.51
=====================================================================================================================

TOTAL RETURN*                                    -24.13%   -25.74%        57.05%       2.41%     -25.67%      -7.82%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $  1,389   $ 1,823      $  2,526    $  1,033    $    827    $    978
  Ratio of Total Expenses to
    Average Net Assets                           0.37%**     0.38%         0.37%       0.40%       0.35%       0.35%
  Ratio of Net Investment Income to
    Average Net Assets                           1.06%**     0.68%         0.95%       1.17%       1.03%       0.89%
  Portfolio Turnover Rate                             2%        6%            6%          4%          8%          9%
====================================================================================================================
*    Total returns do not reflect the  transaction  fee on purchases  (0.5% from
     1/1/1997  through  3/31/2000,  1.0%  in  1996)  or the $10  annual  account maintenance fee applied on balances under $10,000.
**   Annualized.

--------------------------------------------------------------------------------
                                         PACIFIC STOCK INDEX FUND ADMIRAL SHARES
                                                                     AUG. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      OCT. 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  50.00
  Investment Operations
  Net Investment Income                                                     .20
  Net Realized and Unrealized Gain (Loss) on Investments                  (5.80)
--------------------------------------------------------------------------------
    Total from Investment Operations                                      (5.60)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                       --
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                      --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                         $  44.40
================================================================================

TOTAL RETURN                                                             -11.20%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                 $     80
  Ratio of Total Expenses to
    Average Net Assets                                                   0.32%**
  Ratio of Net Investment Income to
    Average Net Assets                                                   2.05%**
  Portfolio Turnover Rate                                                     2%
================================================================================
 *   Inception.
**   Annualized.

--------------------------------------------------------------------------------
                                   PACIFIC STOCK INDEX FUND INSTITUTIONAL SHARES
                                                     JAN. 1 TO        MAY 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   OCT. 31, 2001     DEC. 31, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   8.95         $  11.10
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .08             .052
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       (2.24)          (2.071)
--------------------------------------------------------------------------------
    Total from Investment Operations                     (2.16)          (2.019)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      --            (.131)
  Distributions from Realized Capital Gains                 --               --
--------------------------------------------------------------------------------
    Total Distributions                                     --            (.131)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $ 6.79           $   8.95
================================================================================

TOTAL RETURN                                           -24.13%           -18.19%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $     90         $    102
  Ratio of Total Expenses to
    Average Net Assets                                 0.29%**           0.29%**
  Ratio of Net Investment Income to
    Average Net Assets                                 1.18%**           0.79%**
Portfolio Turnover Rate                                     2%                6%
================================================================================
*    Inception.
**   Annualized.


---------------------------------------------------------------------------------------------------------------------
                                                                  EMERGING MARKETS STOCK INDEX FUND INVESTOR SHARES
                                                                              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                        JAN. 1 TO  -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     OCT. 31, 2001      2000          1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   8.84   $ 12.50      $  7.91     $   9.98    $  12.28    $  10.75
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .19      .141          .24          .27         .24         .18
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 (1.74)   (3.583)        4.62        (2.08)      (2.31)       1.52
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 (1.55)   (3.442)        4.86        (1.81)      (2.07)       1.70
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.01)    (.218)        (.27)        (.26)       (.23)       (.17)
  Distributions from Realized Capital Gains           --        --           --           --          --          --
---------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (.01)    (.218)        (.27)        (.26)       (.23)       (.17)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                  $   7.28   $  8.84      $  12.50    $   7.91    $   9.98    $  12.28
=====================================================================================================================

TOTAL RETURN*                                    -17.55%   -27.56%        61.57%     -18.12%    -16.82%     15.83%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $    770   $   913      $ 1,138     $    577    $    660    $    637
  Ratio of Total Expenses to
    Average Net Assets                           0.60%**     0.59%        0.58%        0.61%       0.57%       0.60%
  Ratio of Net Investment Income to
    Average Net Assets                           2.69%**     1.51%        2.55%        2.99%       1.96%       1.69%
Portfolio Turnover Rate                              23%       40%          22%          22%         19%          1%
=====================================================================================================================

* Total returns do not reflect the transaction fee on purchases (0.5% beginning 4/1/2000, 1.0% from 11/3/1997 through 3/31/2000, 1.5% from
     1/1/1997 through 11/2/1997, 2.0% in 1996), the transaction fee on redemptions (0.5% beginning 4/1/2000, 1.0% through 3/31/2000), or the $10 annual account maintenance fee applied on balances under $10,000.
**   Annualized.

---------------------------------------------------------------------------------------------------------------------
                                                               EMERGING MARKETS STOCK INDEX FUND INSTITUTIONAL SHARES
                                                                       JAN. 1 TO                          JUNE 22* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     OCT. 31, 2001                        DEC. 31, 2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $        8.84                       $       11.16
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .200                                .021
  Net Realized and Unrealized Gain (Loss) on Investments                  (1.739)                             (2.126)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      (1.539)                             (2.105)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                     (.011)                              (.215)
  Distributions from Realized Capital Gains                                   --                                  --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (.011)                              (.215)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                     $        7.29                       $        8.84
=====================================================================================================================

TOTAL RETURN**                                                           -17.42%                             -18.86%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             $          65                       $          19
  Ratio of Total Expenses to Average Net Assets                           0.45%+                              0.45%+
  Ratio of Net Investment Income to Average Net Assets                    2.75%+                              1.34%+
  Portfolio Turnover Rate                                                    23%                                 40%
=====================================================================================================================
 *   Inception.
**   Total  returns do not reflect the 0.5%  transaction  fee on  purchases  and redemptions.
 +   Annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INTERNATIONAL STOCK INDEX FUND
                                                                            YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                          JAN. 1 TO  ------------------------------------------- APRIL 29* TO
THROUGHOUT EACH PERIOD                       OCT. 31, 2001     2000      1999      1998       1997     DEC. 31, 1996
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.83  $ 14.31   $ 11.19   $  9.87   $  10.14         $  10.26
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 --      .20       .21       .21        .18             .150
  Capital Gain Distributions Received                   --      .01       .04       .02        .02             .015
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   (2.84)   (2.44)     3.09      1.31       (.28)           (.110)
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 (2.84)   (2.23)     3.34      1.54       (.08)            .055
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  --     (.20)     (.21)     (.21)      (.17)           (.160)
  Distributions from Realized Capital Gains             --     (.05)     (.01)     (.01)      (.02)           (.015)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 --     (.25)     (.22)     (.22)      (.19)           (.175)
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $   8.99  $ 11.83   $ 14.31   $ 11.19   $   9.87         $  10.14
====================================================================================================================

TOTAL RETURN**                                     -24.01%  -15.61%    29.92%    15.60%     -0.77%            0.55%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $  2,732  $ 2,920   $ 2,570   $ 1,375   $    903         $    280
  Ratio of Total Expenses to
    Average Net Assets--Note C                          0%       0%        0%        0%         0%               0%
  Ratio of Net Investment Income to
    Average Net Assets                              0.05%+    1.68%     2.04%     2.18%      2.19%           1.51%+
  Portfolio Turnover Rate                               2%       3%        1%        2%         0%               0%
====================================================================================================================
*    Inception.
**   Total returns do not reflect the  transaction  fee on purchases  (0.5% from
     11/3/1997 through 3/31/2000, 0.75% from 1/1/1997 through 11/2/1997, 1.0% in
     1996) or the $10 annual account  maintenance  fee applied on balances under
     $10,000.
+    Annualized.

---------------------------------------------------------------------------------------------------------------------
                                                                                         DEVELOPED MARKETS INDEX FUND
                                                                       JAN. 1 TO                            MAY 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     OCT. 31, 2001                        DEC. 31, 2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $        9.07                       $       10.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                       --                                 .15
  Capital Gain Distributions Received                                         --                                  --
  Net Realized and Unrealized Gain (Loss) on Investments                   (2.24)                               (.93)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                       (2.24)                               (.78)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        --                                (.15)
  Distributions from Realized Capital Gains                                   --                                  --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       --                                (.15)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                     $        6.83                       $        9.07
=====================================================================================================================

TOTAL RETURN**                                                           -24.70%                              -7.78%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             $         145                       $          99
  Ratio of Total Expenses to Average Net Assets--Note C                       0%                                  0%
  Ratio of Net Investment Income to Average Net Assets                    0.04%+                              1.66%+
  Portfolio Turnover Rate                                                     9%                                  8%
=====================================================================================================================
 *   Inception.
**   Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
+    Annualized.



---------------------------------------------------------------------------------------------------------------------
                                                                          INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
                                                                       JAN. 1 TO                           JUNE 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     OCT. 31, 2001                        DEC. 31, 2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $        9.01                       $       10.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                       --                                 .15
  Capital Gain Distributions Received                                         --                                  --
  Net Realized and Unrealized Gain (Loss) on Investments                   (2.23)                               (.99)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                       (2.23)                               (.84)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        --                                (.15)
  Distributions from Realized Capital Gains                                   --                                  --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       --                                (.15)
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                     $        6.78                       $        9.01
=====================================================================================================================

TOTAL RETURN                                                             -24.75%                              -8.38%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             $         206                       $         171
  Ratio of Total Expenses to Average Net Assets--Note C                       0%                                  0%
  Ratio of Net Investment Income to Average Net Assets                   0.05%**                             1.74%**
  Portfolio Turnover Rate                                                     3%                                  3%
=====================================================================================================================
 *   Inception.
**   Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard  International  Stock  Index  Funds  comprise  the  European,  Pacific,
Emerging Markets, and Total International Stock Index Funds, the Developed Markets Index Fund, and the Institutional Developed Markets Index Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The European, Pacific, and Emerging Markets Stock Index Funds each seek to match the performance of a distinct international market index by investing in common stocks. The Total International Stock Index Fund seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Stock Index Funds. The Developed Markets and Institutional Developed Markets Index Funds seek to match the performance of their target index by investing in the European and Pacific Stock Index Funds. The funds' direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of United States corporations. Effective in 2001, the funds' fiscal year-end changed from December 31 to October 31.

     The European and Pacific Funds each offer three classes of shares, Investor Shares, Admiral Shares, and Institutional Shares. The Emerging Markets Fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION:  European, Pacific, and Emerging Markets Stock Index
Funds: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value. Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The European Stock Index Fund uses MSCI Pan-Euro Index futures contracts, and the Pacific Stock Index Fund uses Topix Index and

Nikkei 300 Index futures contracts, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The funds may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The funds may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     The European and Pacific Stock Index Funds enter into forward currency contracts to maintain the same currency exposure as their respective indexes. The funds' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes to the European, Pacific, and Emerging Markets Stock Index Funds at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                       CAPITAL CONTRIBUTION       PERCENTAGE       PERCENTAGE OF
                                TO VANGUARD          OF FUND          VANGUARD'S
INDEX FUND                            (000)       NET ASSETS      CAPITALIZATION
--------------------------------------------------------------------------------
European                             $  902            0.02%               0.90%
Pacific                                 309            0.02                0.31
Emerging Markets                        156            0.02                0.16
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds. The special service agreement provides that Vanguard will reimburse the funds' expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the period ended October 31, 2001, were reimbursed by Vanguard.

D. During the period ended October 31, 2001, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                            (000)
                                           -------------------------------------
INDEX FUND                                         PURCHASES               SALES
--------------------------------------------------------------------------------
European                                         $   516,700         $   138,156
Pacific                                              133,872              35,057
Emerging Markets                                     321,202             213,869
Total International                                  683,683              51,373
Developed Markets                                     92,722              11,770
Institutional  Developed  Markets                     89,244               5,500
--------------------------------------------------------------------------------

E. At October 31, 2001, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

--------------------------------------------------------------------------------
                                                       (000)
                               -------------------------------------------------
                                                                  NET UNREALIZED
                                APPRECIATED      DEPRECIATED        APPRECIATION
INDEX FUND                       SECURITIES       SECURITIES      (DEPRECIATION)
--------------------------------------------------------------------------------
European*                         $ 779,301       $(768,892)           $ 10,409
Pacific*                             74,406        (676,351)           (601,945)
Emerging Markets*                    48,785        (461,178)           (412,393)
Total International                      --        (701,884)           (701,884)
Developed Markets                        --         (42,454)            (42,454)
Institutional Developed Markets          --         (59,462)            (59,462)
--------------------------------------------------------------------------------
*See Note F.

     At October 31, 2001, the aggregate settlement value of open futures contracts and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                            (000)
                                                    ----------------------------
                                                                       AGGREGATE
                                           NUMBER OF   SETTLEMENT     UNREALIZED
INDEX FUND/FUTURES CONTRACTS          LONG CONTRACTS        VALUE   APPRECIATION
--------------------------------------------------------------------------------
European/
 MSCI Pan-Euro Index, exp. 12/2001             1,529     $ 27,715       $  2,420
Pacific/
 Topix Index, exp. 12/2001                       338       29,189          1,921
--------------------------------------------------------------------------------


At October 31, 2001, the European and Pacific Stock Index Funds had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                                             (000)
                             ---------------------------------------------------
                                 CONTRACT AMOUNT
                             ---------------------
INDEX FUND/                   FOREIGN        U.S.  MARKET VALUE IN    UNREALIZED
CONTRACT SETTLEMENT DATE     CURRENCY     DOLLARS     U.S. DOLLARS  DEPRECIATION
--------------------------------------------------------------------------------
European/
 Receive: 12/28/2001   EUR     28,106    $ 25,810        $  25,260       $ (550)
Pacific/
 Receive: 12/19/2001   JPY  3,244,905      27,439           26,585         (854)
--------------------------------------------------------------------------------
EUR--Euro.
JPY--Japanese Yen.

Unrealized depreciation on open forward currency contracts is treated as realized loss for tax purposes.

     The  European,  Pacific,  and  Emerging  Markets  Stock Index Funds had net
unrealized foreign currency losses of $254,000, $170,000, and $307,000, respectively, resulting from the translation of other assets and liabilities at October 31, 2001.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     During the period ended October 31, 2001, the European, Pacific, and Emerging Markets Stock Index Funds realized net foreign currency losses of $438,000, $153,000, and $1,375,000 respectively, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     Certain of the funds' investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The European and Emerging Markets Stock Index Funds' income dividends paid to shareholders during the period ended October 31, 2001, included $671,000 and $557,000, respectively, of passive foreign investment company income. The cumulative totals of distributions related to passive foreign investment company holdings of the European, Pacific, and Emerging Markets Stock Index Funds at October 31, 2001, were $3,190,000, $5,675,000, and $1,059,000, respectively; these amounts are reflected in the balances of undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at October 31, 2001, for the European, Pacific, and Emerging Markets Stock Index Funds were $2,658,000, $451,000, and $1,041,000, respectively. The decrease in unrealized appreciation on passive foreign investment company holdings reduced the European, Pacific, and Emerging Markets Stock Index Funds' taxable income for the period ended October 31, 2001, by $532,000, $5,224,000, and $18,000, respectively; these reductions will be reflected in income distributions to shareholders in December 2001.

     During the period ended October 31, 2001, the European Stock Index Fund received securities with a value of $17,029,000 in corporate spinoffs that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. For financial statement purposes, the fund has realized and unrealized gains on these securities that are $32,000 and $16,997,000, respectively, greater than tax basis gains. These realized and unrealized gains are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses and unrealized appreciation, respectively, to undistributed net investment income.

     At October 31, 2001, the funds had the following capital loss carryforwards available to offset future net capital gains:

--------------------------------------------------------------------------------
                                                      CAPITAL LOSS
                                     -------------------------------------------
                                                              EXPIRATION: FISCAL
                                           AMOUNT                 YEAR(S) ENDING
INDEX FUND                                  (000)                     OCTOBER 31
--------------------------------------------------------------------------------
European                                 $ 80,407                      2008-2009
Pacific                                   105,604                      2006-2009
Emerging Markets                          100,408                      2006-2007
Total International                         7,257                           2009
--------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at October 31, 2001, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------
                                                        (000)
                                     -------------------------------------------
                                     MARKET VALUE                           CASH
                                        OF LOANED                     COLLATERAL
INDEX FUND                             SECURITIES                       RECEIVED
--------------------------------------------------------------------------------
European                             $    363,005                 $      378,892
Pacific                                   119,927                        130,279
--------------------------------------------------------------------------------

The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share  transactions for each class of shares were:

-------------------------------------------------------------------------------------------------------------------------
                                       JANUARY 1 TO                   YEAR  ENDED                       YEAR ENDED
                                    OCTOBER 31, 2001               DECEMBER 31, 2000               DECEMBER 31, 1999
                              -------------------------------------------------------------------------------------------
                                AMOUNT         SHARES            AMOUNT        SHARES           AMOUNT            SHARES
INDEX FUND                       (000)          (000)             (000)         (000)            (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
EUROPEAN
Investor Shares
  Issued                     $ 849,415         38,455       $ 1,362,782        49,685       $1,625,077            63,521
  Issued in Lieu of Cash
    Distributions                2,034             96            92,036         3,537          123,576             4,357
  Redeemed                    (883,677)       (40,911)       (1,343,759)      (49,156)        (841,311)          (33,203)
    Net Increase (Decrease)--
    Investor Shares            (32,228)        (2,360)          111,059         4,066          907,342            34,675

Admiral Shares
  Issued                       284,795          5,813                --            --               --                --
  Issued in Lieu of Cash
    Distributions                   --             --                --            --               --                --
  Redeemed                      (5,044)          (113)               --            --               --                --
    Net Increase (Decrease)--
    Admiral Shares             279,751          5,700                --            --               --                --

Institutional Shares
  Issued                        85,468          4,002           345,393        12,772               --                --
  Issued in Lieu of Cash
    Distributions                  133              6             3,957           154               --                --
  Redeemed                     (46,294)        (2,218)          (51,429)       (2,009)              --                --
    Net Increase (Decrease)--
    Institutional Shares        39,307          1,790           297,921        10,917               --                --
-------------------------------------------------------------------------------------------------------------------------

PACIFIC
Investor Shares
  Issued                     $ 368,109         45,726         $ 757,512        69,538         $937,319            94,959
  Issued in Lieu of Cash
    Distributions                   --             --            22,900         2,559           16,672             1,411
  Redeemed                    (354,736)       (44,846)         (809,469)      (75,089)        (211,622)          (21,453)
  Net Increase (Decrease)--
    Investor Shares             13,373            880           (29,057)       (2,992)         742,369            74,917

Admiral Shares
  Issued                        89,436          1,822                --            --               --                --
  Issued in Lieu of Cash
    Distributions                   --             --                --            --               --                --
  Redeemed                      (1,339)           (29)               --            --               --                --
    Net Increase (Decrease)--
    Admiral Shares              88,097          1,793                --            --               --                --

Institutional Shares
  Issued                        42,797          5,468           161,864        15,107               --                --
  Issued in Lieu of Cash
    Distributions                   --             --             1,301           145               --                --
  Redeemed                     (29,119)        (3,580)          (36,471)       (3,905)              --                --
    Net Increase (Decrease)--
    Institutional Shares        13,678          1,888           126,694        11,347               --                --
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                       JANUARY 1 TO                   YEAR  ENDED                       YEAR ENDED
                                    OCTOBER 31, 2001               DECEMBER 31, 2000               DECEMBER 31, 1999
                              -------------------------------------------------------------------------------------------
                                AMOUNT         SHARES            AMOUNT        SHARES           AMOUNT            SHARES
EMERGING MARKETS                 (000)          (000)             (000)         (000)            (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                     $ 159,761         18,680         $ 376,769        32,848         $343,122            34,157
  Issued in Lieu of Cash
    Distributions                  979            120            20,345         2,272           22,320             1,856
  Redeemed*                   (139,124)       (16,415)         (247,192)      (22,836)        (175,220)          (17,953)
    Net Increase (Decrease)--
    Investor Shares             21,616          2,385           149,922        12,284          190,222            18,060

Institutional Shares
 Issued                         89,386         10,119            23,776         2,128               --                --
 Issued in Lieu of Cash
    Distributions                   98             12               457            52               --                --
 Redeemed*                     (25,346)        (3,378)               --            --               --                --
    Net Increase (Decrease)--
    Institutional Shares        64,138          6,753            24,233         2,180               --                --
-------------------------------------------------------------------------------------------------------------------------

Total International
  Issued                     $ 975,040         96,153       $ 1,279,640        97,468         $808,009            66,288
  Issued in Lieu of Cash
    Distributions                   --             --            53,767         4,470           35,237             2,544
  Redeemed                    (396,488)       (39,299)         (449,162)      (34,634)        (147,650)          (12,252)
    Net Increase (Decrease)    578,552         56,854           884,245        67,304          695,596            56,580
-------------------------------------------------------------------------------------------------------------------------
Developed Markets
  Issued                     $ 122,588         15,920         $ 115,156        11,787               --                --
  Issued in Lieu of Cash
    Distributions                   --             --             1,481           165               --                --
  Redeemed                     (41,386)        (5,516)           (9,987)       (1,066)              --                --
    Net Increase (Decrease)     81,202         10,404           106,650        10,886               --                --
-------------------------------------------------------------------------------------------------------------------------
Institutional Developed Markets
  Issued                      $ 89,882         12,201         $ 183,547        19,203               --                --
  Issued in Lieu of Cash
    Distributions                   --             --             1,321           148               --                --
  Redeemed                      (5,942)          (794)           (3,115)         (342)              --                --
    Net Increase (Decrease)     83,940         11,407           181,753        19,009               --                --
-------------------------------------------------------------------------------------------------------------------------
*Emerging  Markets  Stock  Index  Fund  amounts  are net of  redemption  fees of
$442,000, $1,228,000, and $1,092,000 respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard International Stock Index Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, Vanguard Emerging Markets Stock Index Fund, Vanguard Total International Stock Index Fund, Vanguard Developed Markets Index Fund and Vanguard Institutional Developed Markets Index Fund (separate portfolios of Vanguard International Stock Index Funds, hereafter referred to as the "Funds") at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

DECEMBER 3, 2001

--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD INTERNATIONAL STOCK INDEX FUNDS

This information for the fiscal period ended October 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The European Stock Index, Pacific Stock Index, and Emerging Markets Stock Index Funds have elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on October 31, 2001, are as follows:

--------------------------------------------------------------------------------
                                             GROSS FOREIGN              FOREIGN
COUNTRY                                          DIVIDENDS                  TAX
--------------------------------------------------------------------------------
EUROPEAN STOCK INDEX FUND
Austria                                             0.0014               0.0001
Belgium                                             0.0082               0.0002
Denmark                                             0.0049               0.0001
Finland                                             0.0116               0.0001
France                                              0.0488               0.0007
Germany                                             0.0456               0.0005
Greece                                              0.0011               0.0000
Ireland                                             0.0028               0.0000
Italy                                               0.0311               0.0002
Netherlands                                         0.0403               0.0031
Norway                                              0.0036               0.0004
Portugal                                            0.0033               0.0005
Spain                                               0.0197               0.0019
Sweden                                              0.0118               0.0001
Switzerland                                         0.0323               0.0004
United Kingdom                                      0.2378               0.0163
--------------------------------------------------------------------------------
PACIFIC STOCK INDEX FUND
Australia                                           0.0227               0.0004
Hong Kong                                           0.0157               0.0000
Japan                                               0.0481               0.0035
New Zealand                                         0.0008               0.0000
Singapore                                           0.0085               0.0018
--------------------------------------------------------------------------------
EMERGING MARKETS STOCK INDEX FUND
Argentina                                           0.0087               0.0000
Brazil                                              0.0712               0.0067
Czech Republic                                      0.0019               0.0003
Greece                                              0.0098               0.0000
Hungary                                             0.0017               0.0003
Indonesia                                           0.0030               0.0004
Israel                                              0.0082               0.0022
Mexico                                              0.0293               0.0015
Philippines                                         0.0006               0.0002
Poland                                              0.0030               0.0005
South Africa                                        0.0621               0.0000
South Korea                                         0.0254               0.0044
Thailand                                            0.0046               0.0003
Turkey                                              0.0052               0.0000
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard
board             is              noted             in              parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

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ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

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respective owners.

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(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q720 122001